PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into by and between OC PARKING FORT LAUDERDALE LLC, a Delaware limited liability company (“Fort Lauderdale Seller”), OC PARKING BALTIMORE LLC, a Delaware limited liability company, OC PARKING MEMPHIS POPLAR LLC, a Delaware limited liability company, OC PARKING KANSAS CITY LLC, a Delaware limited liability company, OC PARKING MEMPHIS COURT LLC, a Delaware limited liability company, and OC PARKING ST. LOUIS LLC, a Delaware limited liability company (each a “Seller” and collectively referred to herein as the “Sellers”), and MVP PF FORT LAUDERDALE 2013, LLC, MVP PF BALTIMORE 2013, LLC, MVP PF KANSAS CITY 2013, LLC, MVP PF ST. LOUIS 2013, LLC, MVP PF MEMPHIS POPLAR 2013, LLC AND MVP PF MEMPHIS COURT 2013, LLC, each being a Nevada limited liability company (collectively “Buyer”).  The term “Seller” or “Sellers” as used in this Agreement with respect to each Property shall mean and only apply to the Seller of the Property that it owns.

WITNESSETH:

In consideration of the mutual promises herein contained, and intending to be legally bound, the parties mutually agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement the following terms will have the meanings set out below:

Section 1.1                      “Assignment and Assumption Agreement” shall mean an assignment and assumption agreement in the form and substance attached hereto as Exhibit D and incorporated herein by reference whereby each Seller will assign to Buyer all of its respective right, title and interest in the CPS Leases (as defined in Section 1.3), the Management Agreement (as defined in Section 1.12) and the Third Party Lease (as defined in Section 1.17), as applicable, for the Property that it owns and Buyer will assume the responsibility thereunder from and after the Closing Date.

Section 1.2                      Intentionally omitted.

Section 1.3                      “CPS Leases” shall mean, collectively, (i) that certain Lease Agreement dated as of March 14, 2012 between OC Parking Fort Lauderdale LLC, as landlord, and Central Parking System of Florida, Inc., as tenant, (ii) that certain Lease Agreement dated as of March 14, 2012 between OC Parking Baltimore LLC, as landlord, and Central Parking System of Maryland, Inc., as tenant, (iii) that certain Lease Agreement dated as of March 14, 2012 between OC Parking Memphis Poplar LLC, as landlord, and Central Parking System of Tennessee, Inc., as tenant, (iv) that certain Lease Agreement dated as of March 14, 2012 between OC Parking Kansas City LLC, as landlord, and Central Parking System of Missouri, Inc., as tenant, (v) that certain Lease Agreement dated as of March 14, 2012 between OC Parking Memphis Court LLC, as landlord, and Central Parking System of Tennessee, Inc., as tenant, and (vi) that certain Lease Agreement dated as of March 14, 2012 between OC Parking St. Louis LLC, as landlord, and Central Parking System of Missouri, Inc., as tenant.

Section 1.4                      “Closing Date” shall mean (i) with respect to the Fort Lauderdale Property, July 31, 2013, and (ii) with respect to the other Properties, September 10, 2013.  Buyer and Seller agree that the Closing Date for the Fort Lauderdale Property shall occur before the Closing Date for the other Properties.

Section 1.5                       “Closing” shall mean (i) with respect to the Fort Lauderdale Property, the distribution and disbursement of all closing documents and funds by Escrow Company and Title Company with respect to the Fort Lauderdale Property, and (ii) with respect to the other Properties, the distribution and disbursement of all closing documents and funds by Escrow Company and Title Company with respect to the other Properties. Buyer and Seller agree that the Closing for the Fort Lauderdale Property shall occur before the Closing for the other Properties.

Section 1.6                      “Deeds” shall mean, collectively, the special warranty deeds, limited warranty deeds or the local equivalent thereof conveying fee simple title to each Property to Buyer, each such deed subject only to (i) liens for real estate taxes and assessments not yet due and payable, if any, (ii) the Permitted Exceptions for each such Property, (iii) such other survey matters and title exceptions which are permitted hereby or accepted or deemed waived by Buyer subsequent hereto, (iv) the applicable CPS Lease, and (v) with respect to the Property located at 208 SE 6th Street, Ft. Lauderdale, Florida (the “Fort Lauderdale Property”) only, the Third Party Lease, in the respective form and substance attached hereto as Exhibit G and incorporated herein by reference.

Section 1.7                      “Earnest Money” shall mean One Million and No/100ths Dollars ($1,000,000.00) to be delivered by Buyer to Escrow Company upon Buyer’s execution of this Agreement.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE EARNEST MONEY IS NON-REFUNDABLE.

Section 1.8                      “Effective Date” shall mean July 25, 2013 (i.e., the date this Agreement is fully executed by Buyer and Sellers.  Upon execution of this Agreement, each party shall email the other party its respective signature page.

Section 1.9                      “Escrow Company” shall mean First American Title Insurance Company (“FATCO”)  as herein defined.

Section 1.10                      “FIRPTA” shall mean a certificate of non-foreign status, in the form and substance attached hereto as Exhibit H and incorporated herein by reference.

Section 1.11                      “Inspection Period” shall mean (i) with respect to the Fort Lauderdale Property, the period starting on the Effective Date and ending at 6:00 p.m. (Eastern) on July 30, 2013, and (ii) with respect to the other Properties, the period starting on the Effective Date and ending at 6:00 p.m. (Eastern) on August 30, 2013.

Section 1.12                      “Management Agreement” shall mean that certain Administration Services Agreement between OC Parking Fort Lauderdale LLC and Central Parking System of Florida, Inc. dated March 14, 2012.

Section 1.13                      “Owner’s Affidavit” shall mean a Title Company affidavit in form and substance attached hereto as Exhibit F and incorporated herein by reference to be executed by each Seller at Closing.

Section 1.14                      “Properties” shall mean, those tracts of land, together with any improvements and fixtures thereon,  and appurtenances pertaining thereto, more particularly described on Exhibit A attached hereto and incorporated herein by reference (each referred to herein as a “Property”).  Each Property shall include each applicable Seller’s interest, if any, in (i) all strips and gores of land adjoining or abutting such Property, (ii) any land lying in the bed of any street, road, avenue or alley, open or proposed, in front of or running through or adjoining such Property, (iii) any easement, privilege or right of way over, contiguous to or adjoining such Property, and all other easements, if any, inuring to the benefit of such Property, and (iv) any appurtenances or hereditaments belonging to or in any way appertaining to such Property, and (v) all other rights of whatever nature or form, in or to, the above, such land including any and all oil, gas, and mineral rights, if any, with respect to such Property which such Seller may have.

Section 1.15                      “Possession Date” shall mean 12:01 a.m. (Eastern) on the day following the Closing.  Buyer shall take possession of the Properties on the Possession Date.

Section 1.16                      “ROFR” shall mean the right of first refusal contained in either (i) that certain Sublease Agreement by and between Allright System Parking, Inc. and First Tennessee Bank, National Association dated January 18, 1999 relating to the Property located at 216 Court Street, Memphis, Tennessee (the “Memphis Court Property”) or (ii) that certain Parking Garage, Covenant, Easement and Agreement by and between Redwater Limited Partnership and Redwood Tower Associates, Limited Partnership dated July 22, 1985 relating to the Property located at 208 Water Street, Baltimore Maryland (the “Baltimore Property”).

Section 1.17                      “Third Party Lease” shall mean that certain Retail Facility Lease, dated October 10, 2007 by and between OC Parking Fort Lauderdale LLC, as successor-in-interest to USA Parking System, Inc., as landlord, and Andrew M. Coffey, PA, as successor-in-interest to Shelowitz, Shelowitz, Terreel & Coffey, P.A., as tenant.

Section 1.18                      “Title Company” shall mean FATCO.

Section 1.19                      “Title Policies” shall mean standard ALTA owner’s policies (revised June 17, 2006) of title insurance (each a “Title Policy”) issued by Title Company in conjunction with the Closing and insuring fee simple title in the Properties to Buyer and underwritten by FATCO.

Section 1.20                      “Sales Price” shall mean the purchase price for each Property as set forth in Schedule 1.20, all of which shall be due and payable in cash (less all Earnest Money previously paid) at the Closing of each  transaction contemplated hereby, subject to adjustments and prorations as set forth herein. The Earnest Money shall be applied as provided in Schedule 1.20.

ARTICLE II

SALE-PURCHASE TRANSACTION AND CONSIDERATION

Section 2.1                      Subject to and upon the terms, conditions, and provisions hereof, Sellers, for and upon receipt by Sellers of the Sales Price as herein provided, hereby agree to tender to Buyer the Deeds, together with possession of the Properties, as herein provided and Buyer, for and upon receipt by Title Company of the Deeds, hereby agrees to tender to Sellers the Sales Price as herein provided.

Section 2.2                      Upon execution of this Agreement, Buyer shall deposit the Earnest Money with Escrow Company.  Escrow Company shall acknowledge receipt of the Earnest Money by countersigning this Agreement and distributing its executed signature page to both Buyer and Sellers.

Upon closing of the transactions contemplated by this Agreement in accordance with the terms hereof, the Earnest Money shall be applied to the payment of the Sales Price as set forth in Schedule 1.20.  Buyer shall be entitled to any interest earned thereon while the Earnest Money is held by Escrow Company unless Buyer defaults under this Agreement, in which event, Sellers shall be entitled to all interest earned on the Earnest Money.

Upon receipt of the Earnest Money from Buyer, Escrow Company shall deposit the same in an interest-bearing account, selected in the commercially reasonable discretion of Seller, as soon as practicable following receipt of the Earnest Money from Buyer, subject to receipt by Escrow Company of a fully-executed Internal Revenue Service Form W-9 from Buyer.

Notwithstanding any implication which may be contained in this Agreement to the contrary, it is understood and agreed that Sellers are obligated to sell and Buyer is obligated to purchase all of the Properties, and that Buyer may not terminate this Agreement as to one or more but not all, of the Properties, except as specifically provided herein.

Section 2.3                      On or before the Closing Date, Buyer and Sellers shall execute and deposit into escrow with Title Company such documents as are required to effect the Closing, Buyer shall remit the Sales Price (as adjusted according to this Agreement) to Title Company for Closing, and Escrow Company shall disburse to Title Company the Earnest Money for Closing, each as required under the terms of this Agreement to effect the Closing.  Provided that all documents and funds have been deposited into escrow with Title Company as required by this Agreement, transfer of all funds payable to Sellers shall be initiated as early as possible on the Closing Date (but in no event later than 11:30 a.m. (Eastern), and title and possession of the Properties shall transfer to Buyer on the Possession Date.

Section 2.4                      Sellers have sent to Buyer this Agreement for execution by Buyer.  Until such time that this Agreement is fully executed by both Sellers and Buyer and Buyer has sent such Agreement to Escrow Company, Sellers reserve the right in their sole discretion to notify Buyer of the termination of any proposed transaction and this Agreement shall become null and void.

Section 2.5                      In the event that either ROFR is exercised on or prior to the Closing, Sellers shall have the right to remove the Memphis Court Property and/or the Baltimore Property, as applicable, from the transaction contemplated by this Agreement.  If Sellers exercise their right to remove either such Property from the transaction pursuant to this Section 2.5, then: (a) this Agreement shall terminate as to each such removed Property and all terms and conditions contained in this Agreement that apply to each such removed Property shall be of no further force or effect, (b)  the transaction contemplated by this Agreement shall proceed as to the other Properties subject to, and in accordance with, the terms and conditions set forth herein.

ARTICLE III

TITLE AND SURVEY

Section 3.1                      Seller will promptly order from Title Company and cause Title Company to deliver to Buyer and Sellers a preliminary title commitment for owner’s policy of title insurance with respect to each Property which evidences the agreement of Title Company to insure title to each Property in fee simple at each Closing, subject only to liens for real estate taxes and assessments not yet due and payable, if any, the Permitted Exceptions for such Property and such other survey matters and title exceptions which are permitted hereby or accepted or deemed waived by Buyer subsequent hereto, the applicable CPS Lease, and, with respect to Fort Lauderdale Property only, the Third Party Lease  (each a “Title Policy Commitment” and collectively the “Title Policy Commitments”), together with complete and legible copies of all instruments and documents referred to as exceptions to title. Buyer shall have the right, but not the obligation, to arrange for the preparation of an ALTA/ACSM survey with respect to each Property (each a “Survey” and collectively the “Surveys”), by a licensed surveyor in the State where the Property is located. Notwithstanding, Seller agrees to reasonably cooperate with Buyer by  requesting certification from the surveyor  of existing surveys to the Buyer.

Section 3.2                      Buyer shall examine the title to the Properties as reflected by the Title Policy Commitments and the Surveys.

(1)
Buyer shall review the Title Policy Commitments and the Surveys immediately once received. Except for those survey matters and title exceptions listed on Exhibit B (the “Permitted Exceptions”), if the Title Policy Commitments or the Surveys reveal any new exceptions to or defects in title, other than Permitted Exceptions, which would have a materially adverse effect on Buyer’s use and enjoyment of any of the Properties (collectively, the “Other Exceptions”), and Buyer has any objection to those Other Exceptions, Buyer or Buyer’s attorney shall notify Sellers in writing, (the “Title Objection Notice”) prior to the expiration of the Inspection Period of any such Other Exceptions.  Failure to deliver written objections within the time period and in the manner specified above shall be construed as an acceptance of the Title Policy Commitments and the Surveys and title to the Properties, except as to matters occurring after the date of the Title Policy Commitments.  For purposes of clarity, Buyer shall have no right to object pursuant to this Section 3.2(1) or otherwise to those survey matters or title exceptions listed on Exhibit B.

(2)
Sellers shall notify Buyer within five (5) calendar days after receipt of the Title Objection Notice (“Sellers’ Title Objection Response”) in writing if Sellers intend to cure any such objections; provided, however, that Sellers shall have no obligation to cure any objection.  All costs for curing any outstanding title defects which Sellers agree to cure in the Sellers’ Title Objection Response shall be borne by Sellers; provided, however, Sellers shall have no obligation to institute legal proceedings or expend funds other than to pay all mortgages granted by Sellers.  Except as set forth in the preceding sentence, if Sellers do not cure the defects or satisfy the objections by each Closing Date that Sellers have agreed to have removed as an exception from the title policies, Sellers shall not be in default and Buyer may either cancel this Agreement and receive back the Earnest Money, or waive the defect or objection and close the transaction without any reduction in the Sales Price or liability to Sellers. Sellers shall have until the Closing Date to cure any defect or satisfy any objection that Sellers have agreed to have removed as an exception from the title policy. Sellers may use Sellers’ proceeds from this sale, or other funds, at its discretion, to obtain releases of any liquidated liens, land contracts or mortgages that encumber title to the Properties on the Closing Date.

(3)
If Sellers fail to provide a Sellers’ Title Objection Response within the time frame provided, or if Sellers’ response is not satisfactory to Buyer for any reason, Buyer may provide written notice to Sellers (a “Title Termination Notice”), which notice shall be given no later than five (5) days prior to the Closing Date, requesting to terminate this Agreement with respect to such Properties where Sellers have failed to provide a Sellers’ Title Objection Response or where Sellers’ response is not satisfactory to Buyer (each such Property an “Title Termination Property” and collectively, the “Title Termination Properties”).  Buyer’s failure to provide a Title Termination Notice within the above-referenced time frame shall be deemed an election by Buyer to complete the purchase transaction as herein provided subject to the matters contained in the Title Objection Notice, without any reduction to the Sales Price or liability to Sellers.  Within five (5) days after receipt of a Title Termination Notice, Sellers shall provide written notice to Buyer electing to (i) terminate this Agreement with respect to such Title Termination Properties, and thereafter (a) this Agreement shall terminate as to each of such Title Termination Property and all terms and conditions contained in this Agreement that apply to each such Title Termination Property shall be of no further effect, (b) the transaction contemplated by this Agreement shall proceed as to the other Properties subject to, and in accordance with, the terms and conditions set forth herein, and (c) Buyer shall not be entitled to receive back the Earnest Money or any portion thereof, (ii) terminate this Agreement with respect to all Properties and upon such termination Buyer shall be entitled to receive back the Earnest Money and shall be liable for any unrepaired damage, increased expense, lost revenue or indemnified amount set forth in Section 5.1, or (iii) agree to cure such defect or satisfy such objection.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLERS

Section 4.1

(1)	Each Seller represents and warrants to Buyer with respect to such Seller that, as of the Effective Date:

(a)
Except as shown on Exhibit I, Seller has received no written notice of any pending, and to Sellers’ knowledge there are no threatened, actions, violations, suits or proceedings against or affecting Seller or the Property owned by Seller or any portion thereof which would have a material adverse effect on Buyer.

(b)
Seller has received no written notice of any proceedings presently pending, and to Sellers’ knowledge there are no threatened proceedings, for the taking of all or any part of the Property owned by Seller by exercise of the power of eminent domain or for public or quasi-public purpose.

(c)
Seller is a limited liability company in good standing and is authorized to complete the transactions contemplated in this Agreement and will provide all documentation as reasonably required by Title Company to issue the Title Policy for the Property owned by Seller.  The execution and delivery of this Agreement has been duly and validly authorized by all necessary action on the part of Seller and, to Seller’s  knowledge, does not conflict with or constitute a material breach of, or constitute a material default under any contract, agreement or other instrument by which Seller is bound.

(d)	Seller has the full power and authority to enter into this Agreement and perform the terms and conditions of the Agreement.

(e)
To Seller’s knowledge and except in any reports obtained by or provided to Buyer, the Property owned by Seller is not in violation of nor are there are any pending or threatened governmental actions, suits, or proceedings against or affecting the Property owned by Seller or any portion thereof relating to any violation of any environmental law or regulation which would have a material adverse effect on Buyer.

(f)
To Seller’s knowledge, (a) Seller has delivered or made available to Buyer a true, accurate and complete copy of the applicable CPS Lease together with all amendments thereto, if any; (b) Seller has not received written notice of default of Seller under the applicable CPS Lease which has not been cured; (c) as of Closing, none of Seller’s interest in the applicable CPS Lease and none of the rents or other amounts payable thereunder shall have been assigned, pledged, or encumbered previously, except pursuant to a collateral assignment in connection with any loan secured by the Property owned by Seller, or an interest in Seller, to be satisfied at Closing; (d) on the Closing Date, no brokerage, finder’s or leasing commissions or other compensation will be due or payable by Seller to any person, firm, corporation, or other entity with respect to or on account of any of the applicable CPS Lease or any extension, expansion, or renewals of the applicable CPS Lease; (e) CPS is not in default of the applicable CPS Lease; and (f) other than as provided for in the applicable CPS Lease, no tenants or other parties have or shall have any unrecorded options, rights of first refusal or rights to purchase the Property owned by Seller.

(g)	Seller has no employees.

(h)	Seller has received no written notice that the Property is currently in violation of any governmental orders, regulations, statutes, codes or ordinances.

(i)
Seller has made available to Buyer in the on-line “Drop Box” data room the material diligence reports concerning the Properties in Seller’s possession or control, which reports Seller has listed on Exhibit E.

(j)
Seller has received no written notice of any pending, and to Seller’s knowledge there are no threatened, judicial, federal, municipal or administrative proceeding with respect to, or in any manner affecting the Property or any portion thereof or in which Seller is or will be a party by reason of Seller’s ownership or operation of the Property or any portion thereof.

(k)
Seller has obtained, or will obtain prior to Closing, all consents, approvals and authorizations from any person, entity or governmental authority required with respect to this Agreement and the consummation of the transaction contemplated herein. Neither the execution and delivery of this Agreement by Seller nor Seller’s performance hereof violate any contractual or other obligation of Seller.

(2)	Fort Lauderdale Seller additionally represents and warrants to Buyer that, as of the Effective Date:

(a)
To Fort Lauderdale Seller’s knowledge, (a) Fort Lauderdale Seller has delivered or made available to Buyer true, accurate and complete copies of the applicable  Third Party Lease together with all amendments, if any; (b) Fort Lauderdale Seller has not received written notice of default of Fort Lauderdale Seller under the Third Party Lease which has not been cured; (c) as of Closing, none of Fort Lauderdale Seller’s interest in the Third Party Lease and none of the rents or other amounts payable thereunder shall have been assigned, pledged, or encumbered previously, except pursuant to a collateral assignment in connection with any loan secured by the Property owned by Fort Lauderdale Seller, or an interest in Fort Lauderdale Seller, to be satisfied at Closing; (d) on the Closing Date, no brokerage, finder’s or leasing commissions or other compensation will be due or payable by Fort Lauderdale Seller to any person, firm, corporation, or other entity with respect to or on account of any of the Third Party Lease or any extension, expansion, or renewals of the Third Party Lease; (e) the tenant under the Third Party Lease is not in default; and (f)  no tenants or other parties have or shall have any unrecorded options, rights of first refusal or rights to purchase the Property owned by Fort Lauderdale Seller.

(b)
To Fort Lauderdale Seller’s knowledge, there are no contracts or agreements entered into by Fort Lauderdale Seller for services rendered or to be rendered in connection with the operation of the Property owned by Fort Lauderdale Seller except for the Management Agreement.

As used herein, the term “knowledge” shall mean the conscious knowledge of PJ Yeatman, who is an Authorized Person of such Seller, and such person shall not have any personal liability or be obligated to perform any due diligence investigation in connection with making any representations or warranties herein.  All representations and warranties made by Sellers in this Agreement are true and correct in all material respects on the date made.   Sellers’ representations set forth in this Section 4.1 shall survive the Closing for a period of one hundred twenty (120) days and shall no longer be actionable unless and to the extent that Buyer provides written notice to Seller within such 120-day period.   No claim for a breach of any representation or warranty of Seller shall be actionable unless the claims for all such breaches collectively aggregate Sixty-Five Thousand and No/100ths Dollars ($65,000.00) (the “Deductible”) or more; provided, however, in no event shall Buyer be entitled to any damages or other amounts resulting from breach or breaches under this Agreement in excess of Six Hundred Thousand and No/100ths Dollars ($600,000.00) in the aggregate, inclusive of the Deductible.  Sellers shall have no liabilities for consequential, indirect, special, exemplary or punitive damages resulting from any such breach or breaches.  Prior to the Closing Date, Seller shall notify Buyer in writing of any facts, conditions or circumstances of which it has knowledge which render any of the representations and warranties set forth in this Section 4.1 inaccurate, incomplete, or incorrect in any material respect.  The parties hereto agree that if, on or prior to Closing, Buyer has knowledge (either by way of any Seller’s notice or otherwise) that any representation or warranty of any Seller is inaccurate, incomplete, incorrect or misleading, and notwithstanding the foregoing Buyer elects to close the transaction, Buyer shall have no claim against Sellers, and no Seller shall have any liability, in connection with a breach of such representation or warranty and shall not look to any Seller for any redress or relief thereof.

Section 4.2                      Buyer represents and warrants to Sellers, as of the Effective Date:

(1)
Buyers are each Nevada limited liability companies in good standing and is authorized to complete the transactions contemplated in this Agreement.  The execution and delivery of this Agreement has been duly and validly authorized by all necessary action on the part of Buyer and, to Buyer’s actual knowledge, does not conflict with or constitute a material breach of, or constitute a material default under any contract, agreement or other instrument by which Buyer is bound.

(2)	Buyer has or will have at Closing the financial resources to timely consummate the purchase and sale transaction contemplated by this Agreement.

(3)
Buyer is not acquiring the Property with the assets of a “plan” within the meaning of Section 4975(e) of the Internal Revenue Code of 1986, as amended (the “Code”); and the transaction contemplated by this Agreement is not a “prohibited transaction” within the meaning of Section 4975(c) of the Code or Section 406 of the Employee Income Security Act of 1974, as amended, or is covered by an individual or class exemption from the prohibited transaction rules; and

(4)
Buyer is not, nor will Buyer become, a person with whom United States persons or entities are restricted from doing business.  Such excluded persons include those named in the Office of Foreign Asset Control of the Department of the Treasury of the United States of America (OFAC) Specially Designated and Blocked Persons list and/or those persons who commit, threaten to commit, or support terrorism.  Buyer shall not engage in any dealings or transactions or be otherwise associated with any persons or entities listed in the OFAC Specially Designated and Blocked Persons list.

Buyer’s representations and warranties set forth in this Section 4.2 shall survive the Closing for one hundred twenty (120) days.  Prior to the Closing Date, Buyer shall notify Sellers in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 4.2 in any way inaccurate, incomplete, incorrect or misleading.

ARTICLE V

ACCESS TO PROPERTY, INSPECTION AND DISCLOSURE

Section 5.1                      Buyer may perform due diligence relating to the Properties under the following terms and conditions.

(1)
Prior to Closing, each Seller agrees to permit Buyer to have access to its Property to perform any environmental surveys or studies, or inspections that Buyer may require, all at Buyer's sole expense; provided, however, that in each instance (i) Buyer notifies Sellers in writing of its intent to enter a Property to conduct its due diligence not less than seventy-two (72) hours prior to such entry, and (ii) delivers a copy of any contract with a third party to perform such due diligence to Sellers,  and (iii) describes the scope of work to be performed.  Such entry shall not last longer than forty-eight (48) hours.  Each contractor engaged by Buyer shall, if required by the governing authority, be duly licensed by the appropriate state or local agency.  At Sellers’ election, a representative of Sellers may be present during any entry by Buyer or its representatives upon a Property for conducting its due diligence. Notwithstanding anything to the contrary contained herein, the investigations shall not, under any circumstances, involve invasive testing or otherwise compromise or affect the structural integrity of any Property. Buyer shall obtain Sellers’ prior written consent prior to performing any invasive testing which consent may be withheld in Sellers’ sole discretion, such as test borings, and shall give Sellers reasonable advance notice of its request for such consent, which request shall detail the scope of testing and the reason therefor.

(2)	Buyer shall take all necessary actions to ensure that neither it nor any of its representatives interfere with ongoing operations occurring at any Property.

(3)
Buyer shall not cause or permit any liens to be filed against any Property as a result of its due diligence.  Buyer agrees to indemnify, protect, defend and hold each Seller and its partners, members, trustees, beneficiaries, shareholders, managers, advisors, agents, employees, officers and directors (collectively, the “Indemnified Parties”) harmless from and against any and all liabilities, claims, losses, damages, costs and expenses (including without limitation reasonable attorney's fees and court costs and litigation expenses) suffered or incurred by any of the Indemnified Parties as a result of or in connection with any activities of Buyer (including activities of any Buyer’s employees, consultants, contractors or their agents) relating to the Properties, including, without limitation, mechanics’ liens, damage to the Properties, injury to persons or property resulting from such activities in connection therewith.  In the event that any Property is disturbed or altered in any way as a result of such activities, Buyer shall promptly restore such Property to its original condition, including the proper removal of any waste or other material generated during any inspections or testing. Furthermore, Buyer agrees to maintain and cause any of its representatives or agents conducting any due diligence on or at any Property to maintain and have in effect commercial general liability insurance with (i) all risk coverage, (ii) waiver of subrogation, and (iii) limits of not less than One Million Dollars ($1,000,000.00) for personal injury, including bodily injury and death and property damage.  Buyer shall deliver to Sellers a copy of the certificate of insurance effectuating the insurance required hereunder prior to the commencement of such activities, which certificate shall provide that such insurance shall not be terminated or modified without at least ten (10) days’ prior notice to Sellers.  Each Seller shall be listed as an additional insured.

The provisions of Section 5.1 shall survive the Closing.

Section 5.2                      Notwithstanding any access or inspection right granted herein, Buyer shall have no right to terminate this Agreement with respect to this Section 5.

Section 5.3                      Buyer acknowledges that the Properties are subject to the CPS Leases, that the Fort Lauderdale Property is subject to the Third Party Lease and the Management Agreement, and that the CPS Leases and the Third Party Lease and any related security deposits and escrows and the Management Agreement shall be assumed by Buyer on each Closing Date per the terms of the Assignment and Assumption Agreement; provided, however, that Sellers, upon Buyer’s written request to Sellers at least three (3) business days prior to a Closing Date, shall (i) deliver a notice to the applicable tenants under the CPS Lease terminating such CPS Lease as of the date one hundred eighty (180) days after the date of such notice in accordance with Section 22.13 of the CPS Leases and (ii) deliver a notice to Central Parking of Florida, Inc., terminating the Management Agreement as of the date sixty (60) days after the date of such notice in accordance with Section 1.2 of the Management Agreement.

Section 5.4                      In addition to the reports set forth in Exhibit E, Sellers may in the future make certain materials available to Buyer solely for the convenience of Buyer, and Sellers neither represent nor warrant that such materials are accurate or complete.  Other than as provided in this Agreement, Sellers make no representations or warranties concerning the condition of any of the Properties.  Other than as provided in this Agreement, the Properties are being conveyed in their “AS IS WHERE IS” CONDITION WITHOUT OTHER REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED.  BUYER IS RELYING SOLELY UPON ITS OWN INVESTIGATION OF THE PROPERTIES FOR ITS PHYSICAL CONDITION AND CHARACTER, AND NOT UPON REPRESENTATIONS BY SELLERS.   IN NO EVENT SHALL BUYER BE ENTITLED TO ANY PURCHASE PRICE CREDITS AND/OR REDUCTION OF THE SALES PRICE BASED ON BUYER’S INVESTIGATIONS OR INSPECTIONS HEREUNDER OR OTHERWISE.  The provisions of this Section 5.4 shall survive the Closing.

ARTICLE VI

CLOSING

Section 6.1                      Provided all of the conditions and provisions of this Agreement by Sellers and Buyer have been fulfilled prior to Closing (or will be fulfilled at Closing), (i) the Closing for the Fort Lauderdale Property shall take place in escrow at the local offices of Title Company on July 31, 2013, or such other place as may be mutually agreed upon by the parties hereto, and (ii) the Closing for the other Properties shall take place in escrow at the local offices of Title Company on September 10, 2013, or such other place as may be mutually agreed upon by the parties hereto.

Section 6.2                      At each Closing, each Seller shall deliver to Buyer the following with respect to the Property it owns:

(1)
A Deed, subject only to liens for real estate taxes and assessments not yet due and payable, if any, the Permitted Exceptions and such other survey matters and title exceptions which are permitted hereby or accepted or deemed waived by Buyer subsequent hereto, the applicable CPS Leases and, with respect to the Fort Lauderdale Property only, the Third Party Lease.  Each Seller shall convey title using the property description contained in the deed into such Seller.

(2)	Assignment and Assumption Agreements.

(3)	A FIRPTA executed by each Seller.

(4)	An Owner’s Affidavit executed by each Seller.

(5)	A Bill of Sale from each Seller in the form and substance attached hereto as Exhibit C and incorporated herein by reference.

(6)	A settlement sheet.

(7)	A certificate, dated as of the Closing Date, stating that each of the representations and warranties set forth in Section 4.1 are, as of such date, true and correct in all material respects.

(8)
Such other instruments or documentation as may be reasonably required by Buyer or  Title Company to assure the proper conveyance of the Properties and to otherwise consummate the transaction contemplated hereby.

Section 6.3                      At the Closing, Buyer shall deliver to the applicable Seller of each Property the following:

(1)
The Sales Price in cash  in accordance with Schedule 1.20 hereof; provided, however,  the Earnest Money theretofore deposited by Buyer with Title Company shall be applied to the payment of the Sales Price in accordance with Schedule 1.20.

(2)	Assignment and Assumption Agreements.

(3)	A settlement sheet.

(4)	A certificate, dated as of the Closing Date, stating that each of the representations and warranties set forth in Section 4.2 are, as of such date, true and correct in all material respects.

(5)	Such other instruments or documentation as may be reasonably required by Sellers or Title Company to consummate the transaction contemplated hereby.

Section 6.4

(1)
With reference to and conditioned upon the Closing, it is understood and agreed that the real estate ad valorem taxes due and payable in the year of Closing on all of the Properties except for the Fort Lauderdale Property shall not be pro-rated, as such taxes are not escrowed by Sellers and are the tenant’s  obligation pursuant to the terms of the applicable CPS Lease.  Buyer agrees that any reconciliation with respect to any such taxes shall be made with Central Parking, Inc. (or the applicable tenant under the CPS Lease), and not Sellers, when the final rates or valuation rates are received.

(2)
With reference to and conditioned upon the Closing, it is understood and agreed that the real estate ad valorem taxes due and payable in the year of Closing on the Fort Lauderdale Property shall be pro-rated through the Closing Date based on the previous year’s taxes if tax statements for the year of Closing are not yet available.  All special assessments relating to improvements on or about the Fort Lauderdale Property, rents, operating expenses and tenant contributions or pass-through items for the Fort Lauderdale Property or any portion thereof shall be prorated through the Closing Date. Buyer agrees that any reconciliation with respect to any such taxes shall be made with Central Parking of Florida, Inc., and not Sellers, when the final rates or valuation rates are received.

Section 6.5                      All rents and other amounts payable by the tenant to landlord under the CPS Leases and the Third Party Lease shall be prorated as of 11:59 a.m. (Eastern) on the day before the Closing Date, with Buyer receiving the benefits and burdens of ownership on the Closing Date.

Section 6.6                      With reference to the Closing, Buyer shall pay the cost of recording the Deeds conveying the Properties into Buyer; any reimbursement due Sellers on the current year's prorated real estate taxes with respect to the Fort Lauderdale Property; one-half of any real estate conveyance or transfer taxes (Documentary Stamps); one-half of all premiums for Title Policies and any endorsements thereto; Buyer's own attorney's fees and one-half of all escrow and closing fees charged by Title Company or Escrow Company; the cost of any new diligence reports requested by Buyer or any updates to existing diligence reports. With reference to the Closing, Sellers shall pay (or adjust the closing statement for) the cost of any unpaid real estate taxes prorated through the Closing Date for the Fort Lauderdale Property; one-half of any real estate conveyance or transfer taxes (Documentary Stamps); one-half of all premiums for Title Policies; Sellers’ own attorney’s fees; and one-half of all escrow and closing fees charged by Title Company or Escrow Company.

Section 6.7                      Federal Tax Compliance.

(1)
Each Seller agrees to provide its Federal Taxpayer Identification Number and such other information as may be required at the Closing to comply with the real estate transaction reporting requirements of the Tax Reform Act of 1986.

(2)
No Seller is a “foreign person” as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act, as amended (the “Federal Tax Law”), and at the Closing, Sellers will deliver to Buyer a certificate so stating, in a form complying with Federal Tax Law.

ARTICLE VII

POSSESSION

Section 7.1                      Each Seller shall tender possession of the Property that it owns on the Possession Date.

ARTICLE VIII

CONDEMNATION AND DAMAGE OR DESTRUCTION

Section 8.1                      Sellers agree that in the event notice of any taking is received prior to Closing, Sellers shall submit all of such notices to Buyer for examination, and in the event of a taking of any Property in excess of ten percent (10%) of the Sales Price  for such Property, Buyer shall have until the earlier of five (5) days after such notification or the Closing Date to provide written notice to Sellers (a “Condemnation Notice”) of Buyer’s request to terminate this Agreement with respect to any Properties so taken (each such Property a “Condemned Property” and collectively, the “Condemned Properties”).  Buyer’s failure to provide a Condemnation Notice within the above-referenced time frame shall be deemed an election by Buyer to complete the purchase transaction as herein provided subject to the matter with respect to which notice was submitted to Buyer, without any reduction in the Sales Price or liability to Sellers.  Within five (5) days after receipt of a Condemnation Notice, Sellers shall provide written notice to Buyer electing to either (i) terminate this Agreement with respect to such Condemned Properties, and thereafter (a) this Agreement shall terminate as to each of such Condemned Property and all terms and conditions contained in this Agreement that apply to each such Condemned Property shall be of no further effect, (b)  the transaction contemplated by this Agreement shall proceed as to the other Properties subject to, and in accordance with, the terms and conditions set forth herein, or (ii) terminate this Agreement with respect to all Properties, and thereafter the Earnest Money (less any expenses incurred or charged by Title Company, which shall be first paid therefrom, and less any unrepaired damage or indemnified amount set forth in Section 5.1) promptly refunded and neither party shall have any further obligations or liabilities hereunder, except for Buyer’s indemnification set forth in Section 5.1.

Section 8.2                      In the event of damage or destruction of any Property in excess of ten percent (10%) of the Sales Price for such Property, Sellers shall notify Buyer of such event in writing within five (5) days of such event.  Buyer shall have until the earlier of five (5) days after such notification or the Closing Date to provide written notice to Sellers (a “Casualty Notice”) requesting to terminate this Agreement with respect to any Properties so damaged or destroyed (each such Property a “Casualty Property” and collectively, the “Casualty Properties”).  Buyer’s failure to provide a Casualty Notice within the above-referenced time frame shall be deemed an election by Buyer to complete the purchase transaction as herein provided subject to the matter with respect to which notice was submitted to Buyer, without any reduction in the Sales Price or liability to Sellers.  Within five (5) days after receipt of a Casualty Notice, Sellers shall provide written notice to Buyer electing to either (i) terminate this Agreement with respect to such Casualty Properties, and thereafter (a) this Agreement shall terminate as to each of such Casualty Property and all terms and conditions contained in this Agreement that apply to each such Casualty Property shall be of no further effect, (b)  the transaction contemplated by this Agreement shall proceed as to the other Properties subject to, and in accordance with, the terms and conditions set forth herein, or (ii) terminate this Agreement with respect to all Properties, and thereafter the Earnest Money (less any expenses incurred or charged by Title Company, which shall be first paid therefrom, and less any unrepaired damage or indemnified amount set forth in Section 5.1) promptly refunded and neither party shall have any further obligations or liabilities hereunder, except for Buyer’s indemnification set forth in Section 5.1.

ARTICLE IX

REMEDIES

Section 9.1                      In the event of Sellers’ material default hereunder at or prior to Closing, upon written notice of the default to Sellers and Sellers’ failure to cure such default within five (5) business days, Buyer, as Buyer’s sole and exclusive rights and remedies, may give written notice of termination to Sellers and Escrow Company and have all of the Earnest Money returned to Buyer within two (2) business days of such written notice of termination (net of any unrepaired damage or indemnified amount set forth in Section 5.1) or may sue for specific performance of Seller’s obligation to consummate Closing for all of the Properties provided such action is commenced within thirty (30) days of such default.  In no event shall Sellers be liable for any contingent, speculative, special, consequential, or punitive damages that might be alleged or incurred by Buyer.

Section 9.2                      In the event of Buyer’s material default hereunder at or prior to either Closing, upon written notice of the default to Buyer and Buyer’s failure to cure such default within five (5) business days, Sellers may as their sole remedy give written notice of termination to Buyer and retain any and all of the Earnest Money (which shall be forfeited to Sellers and retained by Sellers as liquidated damages).  Buyer shall have the right to cure such default for a period not to exceed five (5) calendar days.  As a condition to cure a Buyer’s default and failure to proceed to Closing as required in this Agreement, Buyer shall remit to Sellers at the actual Closing an increase in the Purchase Price in the amount of Five Thousand and No/100ths Dollars ($5,000.00) per calendar day for each day of any such delay until the Closing; provided, however, that Buyer shall be allowed to cure such default and proceed to Closing only within five (5) calendar days following the original Closing Date. In no event shall Buyer be liable for any consequential damages that might be alleged by Sellers.  Sellers and Buyer agree that damages in said circumstances are difficult, if not impossible, to ascertain and that the Earnest Money represents a reasonable estimation thereof.  The parties acknowledge that a failure to close under the Fort Lauderdale Property shall result in a material default hereunder.

ARTICLE X

REAL ESTATE COMMISSIONS

Section 10.1                      Except with respect to Sellers’ agreement with CBRE (“Sellers’ Broker”) to pay Sellers’ Broker a commission in connection with this sale, Sellers represent to Buyer that they have not engaged any broker or agent as their agent or representative in this transaction, and Sellers hereby agree to indemnify and hold harmless Buyer from and against any claim by third parties (except for Buyer’s Broker) for brokerage commissions, finder's or other fees relating to the transaction contemplated in this Agreement that are alleged to be due by the authorization of the indemnifying party.  Except with respect to Buyer’s agreement with JNL Parking (“Buyer’s Broker”) to pay Buyer’s Broker a commission in connection with this sale, Buyer represents to Sellers that it has not engaged any broker or agent as its agent or representative in this transaction, and Buyer hereby agrees to indemnify and hold harmless Sellers from and against any claim by third parties (except for Sellers’ Broker) for brokerage commissions, finder's or other fees relating to the transaction contemplated in this Agreement that are alleged to be due by the authorization of the indemnifying party.  This Section 10.1 shall survive the Closing or any earlier termination of this Agreement.

ARTICLE XI

NOTICES

Section 11.1                      Any notice to be given by any party to this Agreement shall be in writing and shall be deem received when delivered personally or deposited in the United States Mail, certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight carrier for next day delivery with a valid and paid (or charged to sender) address/delivery label, addressed as follows:

If to Seller:                                c/o CoveredBridge Ventures

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

Attn: PJ Yeatman/Urdang

With copy to:                                           Klehr Harrison Harvey Branzburg LLP

1835 Market Street, Suite 1400

Philadelphia, PA  19103

Attn: Bradley A. Krouse, Esq.

If to Buyer:                                MVP REIT, Inc.

8880 W. Sunset Road, Suite 240

Las Vegas, NV 89148

Attn: Daniel Stubbs

With a copy to:                                           Craig D. Burr, Esq.

8880 West Sunset Road, Suite 210

Las Vegas, NV 89148

If to Escrow Company

or Title Company:                                First American Title Insurance Company

Two Liberty Place

50 South 16th Street, Suite 3010

Philadelphia, Pennsylvania USA 19102

Attn: Adam B. Cutler, Esq.

or to such other place or places (in the U.S.A.) as may be designated in writing by Sellers to Buyer or Buyer to Sellers.

ARTICLE XII

MISCELLANEOUS

Section 12.1                      This Agreement shall be binding upon, and shall inure to the benefit of, the respective parties, their successors and assigns.  Buyer may not assign this Agreement without Sellers’ prior written consent, which may be withheld in Seller’s sole discretion; provided, however, that Buyer may assign this Agreement to Buyer’s affiliates so long as the affiliate entity is majority owned or controlled by Michael Shustek. No assignment of this Agreement or Buyer’s rights hereunder shall relieve Buyer of its liabilities under this Agreement.  Sellers shall have no obligation to recognize any authorized assignment made by Buyer (including any assignee of the original Buyer named herein) unless and until Sellers are furnished with a true and complete copy of such assignment. Any assignment of this Agreement in violation of the foregoing provisions shall at Sellers’ option be null and void.  Anything to the contrary contained herein, Buyer shall indemnify and hold Seller harmless from any and all transfer tax imposed as a result of any permitted assignment of this Agreement.

Section 12.2                      This Agreement shall be construed in accordance with the laws of the State of New York.

Section 12.3                      TIME IS OF THE ESSENCE IN THIS AGREEMENT.

Section 12.4                      If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.

Section 12.5                      This Agreement sets forth the entire agreement between the parties hereto and no prior written or oral statements, agreements or understandings not incorporated herein shall be recognized or enforced.  This Agreement shall not be amended or modified, except by written instrument executed by Sellers and Buyer.

Section 12.6                      Buyer or Sellers shall have the right at any time on or before a Closing to request that the other party cooperate with it to effect a like-kind exchange which qualifies for tax-free treatment under Section 1031 of the Internal Revenue Code of 1986, as amended.  Upon such request by Buyer or Sellers, the parties agree to cooperate with each other in structuring any such exchange and to execute such documents as may be reasonably necessary for such exchange at no cost, expense or liability to the non-exchanging party.  The party requesting such exchange further agrees to indemnify and hold the other party free and harmless from, and indemnify against, any costs, expense or liability, including without limitation reasonable attorney fees, resulting from the exchange transaction.  In the event Buyer or Sellers do not request a like-exchange, Sellers shall sell the Properties to Buyer upon the terms provided herein. The dates and time limits set forth in this Agreement shall apply and remain of the essence in the event of a like-kind exchange.

Section 12.7                      In the event that either party to this Agreement makes demand upon Escrow Company for tender of the Earnest Money and interest thereon held by Escrow Company, Escrow Company shall give written notice to the other party as provided herein.  If, within five (5) days following delivery of such notice, Escrow Company has not received notice of any objection to the disbursement of the Earnest Money and interest from the other party, Escrow Company shall disburse the Earnest Money and interest in accordance with the instructions it has received.  A party's failure to object to such disbursement shall not be deemed to be a waiver of its right to assert a claim against the other party to any Earnest Money or interest so disbursed; provided, however, such failure to object shall relieve Escrow Company of any liability for disbursing the funds as set forth in this Section 12.7.  In the event any dispute should arise with regard to the Earnest Money tendered to Escrow Company as provided in Section 2.2 hereof, Escrow Company shall be entitled to deposit the same with a court of competent jurisdiction in state or federal court in the State of New York, and thereafter be relieved of all obligations under this Agreement.  In performing any of its duties hereunder, Escrow Company shall not incur any liability to any party for any damage, loss or expense, except for willful default, gross negligence, or breach of trust.  Buyer and each Seller jointly and severally agree to indemnify and hold Escrow Company harmless against any and all other losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, which may be imposed upon Escrow Company or incurred by Escrow Company in connection with the performance of its duties hereunder, except for willful default, gross negligence, or breach of trust.  As between Buyer and Sellers, the prevailing party in any action regarding the Earnest Money shall be entitled to recover from the other party all amounts which it has paid under its indemnity in the preceding sentence and shall further be entitled to recover all court costs and reasonable attorney's fees incurred with respect to resolution of the dispute.

Section 12.8                      If suit is brought as a result of the parties entering into this Agreement, the losing party shall pay to the prevailing party all reasonable expenses incurred in pursuing such suit, including reasonable attorney’s fees.

Section 12.9                      Whenever a deadline for performance under this Agreement falls on a Saturday, Sunday or legal holiday recognized by state or federal law, the party’s obligation for performance shall be postponed to the next business day.

Section 12.10                                With respect to the Fort Lauderdale Property, the parties acknowledge that:

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building of sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.  Additional information regarding radon and radon testing may be obtained from your county health department.

Section 12.11                                All documents and information furnished by Sellers to Buyer in the course of its investigation of the subject Properties shall be treated as confidential information; provided, however, that Buyer may deliver and share such information with its officers, employees, contractors, lenders and attorneys for the purpose of completing the transaction contemplated herein and so long as such recipients of the information maintain the same level of confidentiality as is required of Buyer.  All documents and information provided to Sellers by Buyer shall be treated as confidential information provided, however, that Sellers may deliver and share such information with its officers, employees, contractors, lenders and attorneys for the purpose of completing the transaction contemplated herein and so long as such recipients of the information maintain the same level of confidentiality as is required of Sellers.

Section 12.12                                All references to the word “days” shall mean calendar days unless expressly stated otherwise.

Section 12.13                                This Agreement may be executed by the parties hereto in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same Agreement.  Email, Facsimile or telecopied signatures may be relied upon as originals.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BUYER:

MVP PF FORT LAUDERDALE 2013 LLC,

a Nevada limited liability company

Signed by Buyer this

Date:  ________________________                                                                           By:           ______________________________________

Name:           Michael Shustek

Title:           Authorized Person

MVP PF BALTIMORE 2013 LLC,

a Nevada limited liability company

By:           ______________________________________

Name:           Michael Shustek

Title:           Authorized Person

MVP PF KANSAS CITY 2013 LLC,

a Nevada limited liability company

By:           ______________________________________

Name:           Michael Shustek

Title:           Authorized Person

MVP PF ST. LOUIS 2013 LLC,

a Nevada limited liability company

By:           ______________________________________

Name:           Michael Shustek

Title:           Authorized Person

MVP PF MEMPHIS POPLAR 2013 LLC,

a Nevada limited liability company

By:           ______________________________________

Name:           Michael Shustek

Title:           Authorized Person

MVP PF MEMPHIS COURT 2013 LLC,

a Nevada limited liability company

By:           ______________________________________

Name:           Michael Shustek

Title:           Authorized Person

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SELLERS:

OC PARKING FORT LAUDERDALE LLC,

a Delaware limited liability company

Signed by Sellers this

Date:  ________________________                                                                           By:           ______________________________________

Name:           Pennock J. Yeatman

Title:           Authorized Person

OC PARKING BALTIMORE LLC,

a Delaware limited liability company

By:           ______________________________________

Name:           Pennock J. Yeatman

Title:           Authorized Person

OC PARKING MEMPHIS POPLAR LLC,

a Delaware limited liability company

By:           ______________________________________

Name:           Pennock J. Yeatman

Title:           Authorized Person

OC PARKING KANSAS CITY LLC,

a Delaware limited liability company

By:           ______________________________________

Name:           Pennock J. Yeatman

Title:           Authorized Person

OC PARKING MEMPHIS COURT LLC,

a Delaware limited liability company

By:           ______________________________________

Name:           Pennock J. Yeatman

Title:           Authorized Person

OC PARKING ST. LOUIS LLC,

a Delaware limited liability company

By:           ______________________________________

Name:           Pennock J. Yeatman

Title:           Authorized Person

ESCROW COMPANY ACKNOWLEDGES RECEIPT OF THE EARNEST MONEY AND AGREES TO HOLD THE SAME PURSUANT TO THE TERMS OF THIS AGREEMENT.

ESCROW COMPANY:

First American Title Insurance Company

By:           ________________________________________

Name:           ________________________________________

Title:           ________________________________________

Date:           ________________________________________

Schedule 1.20

Sales Price Allocation

Property	Purchase Price	Closing Date	Earnest Money Allocation
208 SE 6th Street, Ft. Lauderdale, FL	$3,400,000	July 31, 2013	$500,000
1300 Spruce Street, St. Louis, MO	$2,000,000	September 10, 2013	$500,000
212 Poplar Avenue, Memphis, TN	$2,000,000
216 Court Avenue, Memphis, TN	$1,000,000*
1130 Holmes Street, Kansas City, MO	$2,800,000
208 Water Street, Baltimore, MD	$2,300,000*

* Sellers reserve the right to approve any allocation with respect to the Memphis Court Property and the Baltimore Property.

EXHIBIT A

PROPERTY DESCRIPTION

[see attached]

1130 Holmes Street, Kansas City, MO

LOTS 57, 58, 59, 60, 61, 62, 63 AND 64, OF BLOCK 19, CONTINUATION OF SMART'S ADDITION NO. 3, A SUBDIVISION IN KANSAS CITY, JACKSON COUNTY, MISSOURI, AND THE EAST 5 FEET OF THE VACATED ALLEY NEXT EAST OF CHERRY STREET AND WEST OF HOLMES STREET BETWEEN E 11TH AND E 12TH STREET, ALONG AND ADJACENT TO THE WEST SIDE OF THE ABOVE REFERENCED LOTS.

1300 Spruce Street, St. Louis, MO

A PART OF LOT 2, OF ALLRIGHT, SUBDIVISION, AND IN CITY BLOCK 215W, PER THE RECORDED PLAT THEREOF IN PLAT BOOK 71 AT PAGE 33, OF THE RECORDERS OFFICE OF, CITY OF ST. LOUIS MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS:

BEGINNING AT THE NORTHEAST CORNER OF LOT 2, ALLRIGHT SUBDIVISION; THENCE SOUTH 00 DEGREES 12 MINUTES 05 SECONDS WEST 427.82 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 123.64 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 05 SECONDS EAST 125.15 FEET TO THE POINT OF BEGINNING, CONTAINING 1.22 ACRES OR 53,153 SQUARE FEET, MORE OR LESS, SUBJECT TO ANY AND ALL ENCUMBRANCES AND RIGHTS RECORDED OR UNRECORDED.

208 SE 6th Street, Fort Lauderdale, FL

PARCEL A: LOT 1, LESS THE NORTH 130.00 FEET AND LESS THE EAST 20.00 FEET THEREOF; AND LOT 2, LESS THE EAST 20.00 FEET THEREOF; AND LOTS 3 AND 5, LESS THE NORTH 130.00 FEET THEREOF; AND LOT 7, LESS THE NORTH 15.00 FEET THEREOF; AND ALL OF LOTS 4, 6, 8, ALL IN BLOCK 1, BRYAN-MARSHALL RAWLINS SUBDIVISION OF BLOCK 56, TOWN OF FORT LAUDERDALE, FLORIDA, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 1, PAGE 63, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA; LESS: THE SOUTH 50 FEET OF LOT 2, LESS THE EAST 20 FEET, AND THE SOUTH 50 FEET OF LOT 4 OF THE SUBDIVISION OF LOT 1 OF BLOCK 56 OF THE TOWN OF FORT LAUDERDALE, RECORDED IN PLAT BOOK 1, PAGE 63, OF THE PUBLIC RECORDS OF

MIAMI-DADE COUNTY, FLORIDA; SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA; AND THE SOUTH 50 FEET OF LOT 6 OF THE SUBDIVISION OF LOT 1 IN BLOCK 56 OF THE TOWN OF FORT LAUDERDALE, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 1, PAGE 63, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA. PARCEL B: THE SOUTH 50 FEET OF LOT 2, LESS THE EAST 20 FEET, AND THE SOUTH 50 FEET OF LOT 4 OF THE SUBDIVISION OF LOT 1 OF BLOCK 56 OF THE TOWN OF FORT LAUDERDALE, RECORDED IN PLAT BOOK 1, PAGE 63, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA; AND THE SOUTH 50 FEET OF LOT 6 OF THE SUBDIVISION OF LOT 1 IN BLOCK 56 OF THE TOWN OF FORT LAUDERDALE, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 1, PAGE 63, OF THE PUBLIC RECORDS OF MIAMI-DADE

COUNTY, FLORIDA; SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA.

212 Poplar Avenue, Memphis, TN

PARCEL I

BEGINNING AT A POINT ON THE NORTH SIDE OF POPLAR STREET 177 FEET EAST FROM FOURTH ALLEY, SAID POINT BEING THE SOUTHEAST CORNER OF THE F. G. GOODYEAR LOT; RUNNING THENCE EASTWARDLY WITH THE NORTH LINE OF POPLAR STREET 163 FEET TO THE SOUTHEAST CORNER OF LOT 19 OF THE DIVISION BETWEEN STITH N. NELSON AND LOUISE V. NELSON, HEIRS AT LAW OF S. M. NELSON, DECEASED; THENCE NORTHWARDLY AT RIGHT ANGLES WITH POPLAR STREET 148 ½ FEET TO AN ALLEY; THENCE WESTWARDLY WITH SAID ALLEY 163 FEET; THENCE SOUTHWARDLY 148 ½ FEET TO THE POINT OF BEGINNING.

PARCEL II

PART OF LOTS 20 AND 21, S. M. NELSON SUBDIVISION OF COUNTRY LOT NO. 472, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTH LINE OF POPLAR AVENUE 340 FEET EAST OF THE EAST LINE OF NORTH COURT HOUSE ALLEY, WHICH IS THE FIRST ALLEY EAST OF NORTH THIRD STREET; THENCE EAST WITH THE NORTH LINE OF POPLAR AVENUE 90.75 FEET TO A POINT; THENCE NORTH AT RIGHT ANGLES TO POPLAR AVENUE 148.5 FEET TO THE SOUTH LINE OF AN ALLEY; THENCE WEST WITH THE SOUTH LINE OF SAID ALLEY AND PARALLEL TO POPLAR AVENUE 90.75 FEET TO A POINT; THENCE SOUTH 148.5 FEET TO THE POINT OF BEGINNING.

PARCEL III

BEGINNING AT A POINT IN THE NORTH LINE OF POPLAR AVENUE, BEING THE SOUTHWEST CORNER OF A BRICK BUILDING IMMEDIATELY EAST OF THE PROPERTY CONVEYED BY BERTHA K. DIX TO CONTINENTAL GIN COMPANY BY DEED OF RECORD IN BOOK 1522, PAGE 586; RUNNING THENCE NORTHWARDLY WITH THE WEST LINE OF SAID BRICK BUILDING AND CONTINUING IN ALL A DISTANCE OF 148.5 FEET TO AN IRON PIN IN THE FIRST ALLEY NORTH OF POPLAR AVENUE, SAID IRON PIN BEING IN THE NORTHWEST CORNER OF THE PROPERTY OWNED BY THE GRANTOR IN QUIT CLAIM DEED OF RECORD IN BOOK 1519, PAGE 533 AND THE NORTHEAST CORNER OF SAID PROPERTY CONVEYED TO CONTINENTAL GIN COMPANY; RUNNING THENCE SOUTHWARDLY 148.5 FEET TO A POINT IN THE NORTH LINE OF POPLAR AVENUE THE SOUTHEAST CORNER OF SAID PROPERTY CONVEYED TO CONTINENTAL GIN COMPANY BY DEED OF RECORD IN BOOK 1522, PAGE 586, SAID POINT BEING THREE INCHES WEST OF THE SOUTHWEST CORNER OF SAID BRICK BUILDING.

208 Water Street, Baltimore, MD

ALL THAT PROPERTY LOCATED IN BALTIMORE CITY, MARYLAND, WARD 04, SECTION II, BLOCK 0662, LOT 11/1 IA COMMONLY KNOWN AS 208 WATER STREET MORE PARTICULARLY DESCRIBED AS FOLLOWS, THAT IS TO SAY: BEGINNING FOR THE SAME ON THE SOUTH SIDE OF REDWOOD STREET, AT THE DISTANCE OF ONE HUNDRED AND TEN FEET EASTERLY FROM THE SOUTHEAST CORNER OF REDWOOD AND CALVERT STREETS, SAID BEGINNING BEING AT THE NORTHEAST COMER OF THE BRICK BUILDING ERECTED ON THE LOT NEXT ADJOINING THERETO ON THE WEST; AND RUNNING THENCE SOUTHERLY BINDING ALONG THE EAST SIDE OF SAID BUILDING, SIXTY-TWO FEET THREE INCHES TO A CORNER OF SAID BUILDING, THENCE WESTERLY, BINDING ALONG THE SOUTH SIDE OF SAID BUILDING ONE FOOT SIX INCHES TO THE EAST SIDE OF A WALL THERE ERECTED; THENCE SOUTHERLY, BINDING ALONG THE EAST SIDE OF SAID WALL, SIXTEEN FEET FOUR INCHES TO THE END THEREOF; THENCE WESTERLY BINDING ALONG THE SOUTH SIDE OF ANOTHER WALL THREE FEET THREE AND ONE-QUARTER INCHES TO INTERSECT A LINE DRAWN NORTHERLY FROM THE NORTH SIDE OF WATER STREET, ALONG THE EAST SIDE OF THE BRICK BUILDING ON THE LOT NEXT ADJOINING THERETO ON THE WEST, FRONTING ON WATER STREET, AND IN CONTINUATION THEREOF; THENCE SOUTHERLY, BINDING ALONG SAID LINE SO DRAWN REVERSELY, NINETY-EIGHT FEET THREE INCHES TO THE NORTH SIDE OF WATER STREET, WHICH POINT IS DISTANT ONE HUNDRED AND SEVEN FEET THREE AND ONE QUARTER INCHES EASTERLY FROM THE NORTHEAST CORNER OF CALVERT AND WATER STREETS; THENCE EASTERLY BINDING ON THE NORTH SIDE OF WATER STREET, ONE HUNDRED AND THREE FEET THREE AND THREE-QUARTER INCHES TO THE SOUTHWEST CORNER OF THE BRICK BUILDING ERECTED ON THE LOT NEXT ADJOINING THERETO ON THE EAST; THENCE NORTHERLY, BINDING ALONG THE WEST SIDE OF SAID BUILDING AND CONTINUING THE SAME COURSE, AND IN PART ALONG THE WEST SIDE OF THE BUILDINGS ERECTED ON THE LOTS NEXT ADJOINING THERETO ON THE EAST, IN ALL, ONE HUNDRED AND TWENTY FEET SIX INCHES TO THE SOUTH SIDE OF THE BUILDING ERECTED ON THE LOT NEXT ADJOINING THERETO ON THE NORTH, FRONTING ON REDWOOD STREET: THENCE WESTERLY, BINDING ALONG THE SOUTH SIDE OF SAID BUILDING AND CONTINUING THE SAME COURSE, FIFTY-FIVE FEET THREE INCHES, SAID POINT BEING ONE HUNDRED AND TWENTY FEET AND ONE-HALF INCHES NORTHERLY FROM THE NORTH SIDE OF WATER STREET: THENCE NORTHERLY. SIX AND THREE-QUARTER INCHES: THENCE WESTERLY, AND IN PART BINDING ALONG THE SOUTH SIDE OF THE BRICK BUILDING ERECTED ON THE LOT NEXT ADJOINING THERETO ON THE NORTH, FRONTING ON THE REDWOOD STREET TWENTY-FOUR FEET EIGHT INCHES TO THE SOUTHWEST SIDE OF SAID LAST MENTIONED BUILDING, FIFTY-FIVE FEET FIVE AND ONE-QUARTER INCHES TO THE SOUTH SIDE OF REDWOOD STREET THENCE WESTERLY. BINDING ALONG THE SOUTH SIDE OF REDWOOD STREET, TWENTY-TWO FEET TO THE PLACE OF BEGINNING. THE IMPROVEMENTS THEREON BEING KNOWN AS NO. 208 WATER STREET AND NO. 217 E. REDWOOD STREET.

BEING THE SECOND OF THE TWO PARCELS DESCRIBED IN THAT CERTAIN DEED DATED DECEMBER 28, 1994 AND RECORDED AMONG THE LAND RECORDS IN AFORESAID LIBER 4667, FOLIO 35, PURSUANT TO WHICH THE SAID PROPERTY WAS GRANTED AND CONVEYED BY BRO\\/11 REDWOOD LIMITED PARTNERSHIP UNTO REDWATER LIMITED PARTNERSHIP THEREBY MERGING FEE SIMPLE TITLE IN REDWATER LIMITED PARTNERSHIP WHICH ENTITY HAD PREVIOUSLY HELD LEASEHOLD TITLE TO THE PROPERTY PURSUANT TO A GROUND LEASE DATED AUGUST 18, 1982 AND RECORDED AS AFORESAID IN LIBER 4222 AT FOLIO 184 AND AMENDED BY AMENDMENT DATED JULY 22, 1985 WHICH AMENDMENT WAS RECORDED AS AFORESAID IN LIBEL' 617. FOLIO 686. THE SAID GROUND LEASE HAVING BEEN TERMINATED BY VIRTUE OF THE AFOREMENTIONED DEED.

THE AFORESAID DESCRIBED PROPERTY BEING FURTHER DESCRIBED AS "LOTS II AND II A" ON THAT CERTAIN SUBDIVISION PLAT CAPTIONED "AMENDED SUBDIVISION PLAT. MAY 9, 1985, REDWOOD TOWER. NO. 217, 219-231, EAST REDWOOD STREET. NO. 208 WATER STREET. LOTS 10, LOA; 11, 11A; 11B, BLOCK 662. SECTION II WARD 4, BALTIMORE. MARYLAND" WHICH PLAT WAS RECORDED AMONG THE LAND RECORDS AFORESAID ON JULY 19. 1985 IN PLAT RECORD BOOK SEB NO. 3016. SAID PROPERTY BEING KNOWN AS 208 WATER STREET. A MULTI-STORY PARKING GARAGE, TOGETHER WITH AND SUBJECT TO THE TERMS AND CONDITIONS OF THOSE INSTRUMENTS RECORDED AS AFORESAID IN LIBER 0617 AT PAGE 518; LIBER 0617 AT PAGE 565; LIBER 0617 AT PAGE 607; LIBER 0617 AT PAGE 648; AND LIBER 0617 AT PAGE 661, ALL DATED AS OF JULY 22, 1985.

SAVING AND EXCEPTING THEREFROM THE FOLLOWING PARCEL IIB DESCRIBED AS FOLLOWS. THAT IS TO SAY:

ALL THAT LOT OR PARCEL OF LAND ORIGINALLY CONTAINING A TWO-STORY OFFICE BUILDING AND KNOWN AS 217 EAST REDWOOD STREET, BALTIMORE CITY. MARYLAND, WHICH PARCEL IS ALSO DESCRIBED IN THOSE TWO DEEDS EACH DATED JULY 22, 1985, THE FIRST FROM REDWATER LIMITED PARTNERSHIP TO REDWOOD TOWER ASSOCIATES. LIMITED PARTNERSHIP AND RECORDED AS AFORESAID IN LIBEL' 0617 AT FOLIO 518 AND THE SECOND BEING FROM BROWN REDWOOD LIMITED PARTNERSHIP TO REDWOOD TOWER ASSOCIATES. LIMITED PARTNERSHIP AND RECORDED AS AFORESAID IN LIBEL' 061 7 AT FOL IO 565 AND FURTHER BEING THE PARCEL DESCRIBED AS "PART I" ON EXHIBIT A TO THAT CERTAIN SUBSTITUTE TRUSTEES DEED DATED JUNE 2, 1992 MADE BY RICHARD W. KLEIN, JR. AND GRANT R. BERNING, SUBSTITUTE TRUSTEES, AS GRANTOR TO REDWOOD TOWER LIMITED PARTNERSHIP, AS GRANTEE, AND RECORDED AS AFORESAID IN LIBER 3271 AT FOLIO 00 I, THE SAME BEING A PART OF THE PARCEL DESIGNATED AS "LOT 1113" ON THAT CERTAIN SUBDIVISION PLAT CAPTIONED "AMENDED SUBDIVISION PLAT, MAY 9,1985, REDWOOD TOWER, NO. 217, 219-23 I EAST REDWOOD STREET. NO. 208 WATER STREET, LOTS 10, LOA; 11, 11A; 1113, BLOCK 662, SECTION 11, WARD 4, BALTIMORE, MARYLAND" RECORDED AMONG THE LAND RECORDS OF THE CITY ON JULY 19, 1985 IN PLAT RECORD BOOK SEB NO. 3016. SAID PORTION OF LOT 11B CONTAINING 1,244 SQUARE FEET, MORE OR LESS. TOGETHER WITH EXISTING IMPROVEMENTS THEREON; AND ALL THAT PORTION OF THE PROPERTY CONVEYED BY DEED DATED JULY 22, 1985 AND RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY. MARYLAND IN LIBER 617, PAGE 518, FROM REDWATER LIMITED PARTNERSHIP TO REDWOOD TOWER ASSOCIATES LIMITED PARTNERSHIP, AND BY DEED FROM BROWN REDWOOD LIMITED PARTNERSHIP TO REDWOOD TOWER LIMITED PARTNERSHIP DATED JULY 22, 1985, RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY, MARYLAND IN LIBER 617. PAGE 565, CONSISTING OF THE AIR RIGHTS WHICH LIE ABOVE A HORIZONTAL PLACE WHICH STARTS AT ELEVATION 91.72 BASED ON CITY OF BALTIMORE BUREAU OF SURVEYS DATUM. CONTAINING 17.080 SQUARE FEET. MORE OR LESS: AND SUBJECT TO THE CASEMENTS. TERMS AND PROVISIONS OF SAID DEEDS.

ALSO SAVING AND EXCEPTING THEREFROM THE FOLLOWING OUTCONVEYED PARCEL 10/10A DESCRIBED IN THE DEED DATED OCTOBER 31.2002 FROM REDWATER LIMITED PARTNERSHIP ONTO VICKERS BUILDING, LLC RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY. MARYLAND IN LIBER F.M.C. NO. 3103. FOLIO 505 AND FURTHER DESCRIBED AS FOLLOWS. THAT IS TO SAY:

BEGINNING FOR THE SAME ON THE SOUTH SIDE OF REDWOOD STREET AT THE DISTANCE OF ONE HUNDRED THIRTY-TWO FEET EASTERLY FROM THE SOUTHEAST CORNER OF REDWOOD AND CALVERT STREET AND FUNNING THENCE SOUTHERLY BINDING ON THE WEST SIDE OF THE WEST WALL OF THE BUILDING ERECTED ON THE LOT NOW BEING DESCRIBED FIFTY-FIVE FEET AND ONE-QUARTER INCHES TO THE SOUTHWEST CORNER OF SAID BUILDING THENCE EASTERLY PARALLEL WITH REDWOOD STREET TWENTY-FOUR FEET EIGHT INCHES THENCE SOUTHERLY SIX AND THREE-QUARTERS INCHES. THENCE EASTERLY FIFTY-FIVE FEET THREE INCHES TO A POINT DISTANT ONE HUNDRED SIX FEET WESTERLY FROM THE WEST SIDE OF SOUTH STREET AND FIFTY-FIVE FEET TWO AND ONE-HALF INCHES SOUTHERLY FROM THE SOUTH SIDE OF REDWOOD STREET, THENCE NORTHERLY BINDING ALONG THE EAST SIDE OF THE EAST WALL OF THE BUILDING ERECTED ON THE LOT NOW BEING DESCRIBED AND TO AND ALONG THE WEST SIDE OF AN ALLEY SIX FEET WIDE PARALLEL WITH THE DISTANT ONE HUNDRED SIX FEET WESTERLY FROM THE WEST SIDE OF SOUTH STREET IN ALL FIFTY-FIVE FEET TWO AND ONE-HALF INCHES TO REDWOOD STREET, AND THENCE WESTERLY BINDING ON THE SOUTH SIDE OF REDWOOD STREET SEVENTY-NINE FEET TEN AND ONE HALF INCHES TO THE PLACE OR BEGINNING. THE IMPROVEMENTS THEREON BEING KNOWN AS NOS. 219-231 EAST REDWOOD STREET.

SAVING AND EXCEPTING FROM THE AFORESAID PARCEL 10/10A THE AIR RIGHTS PROPERTY BEING A PART OF THE LEGAL DESCRIPTION OF PARCEL 11B ABOVE DESCRIBED AS FOLLOWS, THAT IS TO SAY:

ALL THAT PORTION OF THE PROPERTY CONVEYED BY DEED DATED JULY 22,1985 AND RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY, MARYLAND IN LIBER 617, PAGE 518, FROM REDWATER LIMITED PARTNERSHIP TO REDWOOD TOWER ASSOCIATES LIMITED PARTNERSHIP, AND BY DEED FROM BROWN REDWOOD LIMITED PARTNERSHIP TO REDWOOD TOWER LIMITED PARTNERSHIP DATED JULY 22,1985, RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY, MARYLAND IN LIBER 617. PAGE 565, CONSISTING OF THE AIR RIGHTS WHICH LIE ABOVE A HORIZONTAL PLACE WHICH STARTS AT ELEVATION 91.72 BASED ON CITY OF BALTIMORE BUREAU OF SURVEYS DATUM, CONTAINING 17,080 SQUARE FEEL, MORE OR LESS; AND SUBJECT TO THE EASEMENTS, TERMS AND PROVISIONS OF SAID DEEDS.

216 Court Street, Memphis, TN

PARCEL I

PART OF LOT 562 IN LOT 479, CITY OF MEMPHIS, SHELBY COUNTY, TENNESSEE, PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 562 IN LOT 479 ON THE NORTH SIDE OF COURT AVENUE, 181 1/2 FEET EAST OF THE ALLY NEXT EAST OF NORTH THIRD STREET; THENCE EAST WITH THE NORTH LINE OF COURT AVENUE 60 FEET; THENCE NORTH 148 1/2 FEET TO AN ALLEY; THENCE WEST WITH THE SOUTH LINE OF SAID ALLEY 60 FEET; THENCE SOUTH 148 1/2 FEET TO THE POINT OF BEGINNING.

PARCEL II

PART OF LOT 562 IN COUNTRY LOT 479, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTH LINE OF COURT AVENUE 241.6 FEET EAST OF THE EAST LINE OF NORTH COURTHOUSE (FOURTH) ALLEY; THENCE EAST WITH SAID NORTH LINE OF COURT AVENUE 30 FEET TO A POINT; THENCE NORTH, PARALLEL WITH NORTH COURTHOUSE ALLEY, A DISTANCE OF 148 1/2 FEET TO A POINT IN THE SOUTH LINE OF AN ALLEY; THENCE WEST WITH THE SAID SOUTH LINE 30 FEET TO A POINT; THENCE SOUTH 148 1/2 FEET TO THE POINT OF

BEGINNING.

PARCEL III

THE EAST 30 FEET OF THE WEST 120 FEET OF LOT 562 IN COUNTRY LOT 479 ON THE PLAN OF THE CITY OF MEMPHIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTH LINE OF COURT AVENUE 271.5 FEET, MORE OR LESS, EAST OF FOURTH ALLEY; THENCE NORTH 148.5 FEET TO THE SOUTH LINE OF ANOTHER ALLEY; THENCE EAST, ALONG THE SOUTH LINE OF SAID LAST MENTIONED ALLEY, 30 FEET; THENCE SOUTH 148.5 FEET TO A POINT IN SAID NORTH LINE OF COURT AVENUE; THENCE WEST ALONG SAID NORTH LINE OF COURT AVENUE 30 FEET TO THE POINT OF BEGINNING.

EXHIBIT B

PERMITTED EXCEPTIONS

[see attached]

1130 Holmes Street, Kansas City, MO

1.	Real Estate Taxes and Assessments not yet due and payable.

2.	Rights of tenants, as tenants only, under that certain Lease Agreement dated as of March 14, 2012 between OC Parking Kansas City LLC and Central Parking System of Missouri, Inc., tenant.

3.	Any matters disclosed by an ALTA/ACSM survey made by American Surveying & Mapping Inc. on December 30, 2011 last revised 3/7/2012, designated Job Number 1122901.

4.
Terms and provisions of the Redevelopment Plan, (The South Humboldt Redevelopment Project UR MO 3-2) recorded January 29, 1959 as Document No. B-294908, in Book B-5169 at Page 86, under Ordinance No. 25516, passed November 4, 1960.

5.
Terms, provisions, restrictions and agreements set forth in the Contract to Sell and Purchase, by and between the Land Clearance For Redevelopment Authority of Kansas City, Missouri and Eastown, Inc., dated September 6, 1960, recorded October 7, 1960, as Document No. B-357402, in Book B-5346 at Page 530 and the First Amendment to Contract to Sell and Purchase dated February 20, 1969, recorded February 25, 1969, as Document No. K-41982, in Book K-96 at Page 1664 and as contained in the Warranty Deed March 3, 1969, as Document No. K-42605, in Book K-98 at Page 457.

6.	Corporation Easement granted to Kansas City Power and Light Company by the instrument recorded January 4, 1977, as Document No. K-315055, in Book K-724 at Page 277.

7.
Utility easement in the vacated alley herein described, reserved in Ordinance No. 47741, vacating the same, a copy of which was recorded June 6,1977 as Document No. K-329507, in Book K-758 at Page 836.

8.
Terms and provisions of the Urban Renewal Plan for the Eastside Urban Renewal Project Area approved by Ordinance No. 22763 passed June 13, 1958, and as amended by Ordinance No. 28849 passed June 21, 1963 as disclosed by the Warranty Deed recorded October 16, 1980, as Document No. K-464230, in Book K-1036 at Page 730.

9.
Terms, provisions, covenants, conditions, and any economic activity taxes as set forth in the Cooperation Agreement For Redevelopment Project Financing dated November 1, 1995, by and between the City of Kansas City, Missouri and The Tax Increment Financing Commission of Kansas City, Missouri, regarding the construction of the Civic Mall Redevelopment Project, notice of which is provided by instrument recorded December 26, 1995, as Document No. K-1226377, in Book K-2780 at Page 1740.

1300 Spruce Street, St. Louis, MO

1.	Real Estate Taxes and Assessments not yet due and payable.

2.	Rights of tenants, as tenants only, under that certain Lease Agreement dated as of March 14, 2012 between OC Parking St. Louis LLC and Central Parking System of Missouri, Inc.

3.	Any matters disclosed by an ALTA/ACSM survey made by Cornerstone Regional Surveying, LLC of Bock & Clark Network on August 19, 2011, last revised 2/24/2012, designated Job Number 201102143-002.

4.	Easement for sewer recorded in Book 734, Page 392.

5.
Memorandum and Agreement regarding guaranteed parking according to instrument recorded in Book 1634M, Page 2819 (Breckenridge Edison Development LLC executed a partial release of parking rights recorded in Book 11032009, Page 0221.)

6.
Temporary construction or improvement easement granted to State of Missouri acting by and through the Missouri Highways and Transportation Commission dated March 10, 2009 and recorded in Book 01112010, Page 0391.

7.	Easements, restrictions and setback lines as per plat, Plat Book 71, Page 33 and Plat Book 08202008, Page 34.

8.
Aerial Easement filed with Condemnation proceedings being Case No. 90788E in Division 1 of Circuit Court of the City of St. Louis, as set out of the Allright Subdivision plat recorded in Plat Book 71, Page 33.

9.	Right of way granted to the State of Missouri for piers and bents, according to Deed recorded in Book 8783, Page 13.

208 SE 6th Street, Fort Lauderdale, FL

1.	Real Estate Taxes and Assessments not yet due and payable.

2.
Rights of tenants, as tenants only, under that certain Lease Agreement dated as of March 14, 2012 between OC Parking Fort Lauderdale LLC and Central Parking System of Florida, Inc. and that certain Retail Facility Lease, dated October 10, 2007 by and between OC Parking Fort Lauderdale LLC, as successor-in-interest to USA Parking System, Inc., and Andrew M. Coffey, PA, as successor-in-interest to Shelowitz, Shelowitz, Terreel & Coffey, P.A..

3.	Any matters disclosed by an ALTA/ACSM survey made by Bock &Clark on 8/29/2011, last revised 2/21/2012 designated Job Number 201102143-1

4.	Easement(s) in favor of Florida Power and Light Company set forth in instrument(s) recorded in Official Records Book 8343, Page 19.

5.	Terms, conditions, and provisions of City of Ft. Lauderdale Removal Agreement for Future Right of Way, recorded in Official Records Book 15159, Page 902.

6.	City of Fort Lauderdale Final Order of the Board of Adjustment recorded in Official Records Book 44717, Page 1498.

212 Poplar Avenue, Memphis, TN

1.	Real Estate Taxes and Assessments not yet due and payable.

2.	Rights of tenants, as tenants only, under that certain Lease Agreement dated as of March 14, 2012 between OC Parking Memphis Poplar LLC and Central Parking System of Tennessee, Inc.

3.	Any matters disclosed by an ALTA/ACSM survey made by Denham Land Surveyors, LLC of the Bock & Clark Network on August 22, 2011, last revised 2/24/2012, designated Job Number 201102143-7.

208 Water Street, Baltimore, MD

1.	Real Estate Taxes and Assessments not yet due and payable.

2.	Rights of tenants, as tenants only, under that certain Lease Agreement dated as of March 14, 2012 between OC Parking Baltimore LLC and Central Parking System of Maryland, Inc.

3.	Any matters disclosed by an ALTA/ACSM survey made by American Surveying & Mapping Inc. on 12/30/2011, last revised 2/22/2012, designated Job Number 1122901.

4.	Terms, provisions and conditions as contained in Deed to Leo R. Vickers, dated October 5, 1870, recorded as GR 485-437.

5.	Terms, provisions, conditions, restrictions, covenants, easements and rights of way as contained in Deed to Balto Commercial Bank, dated May 16, 1925, recorded as SCL 4389-429.

6.
Terms, provisions, conditions, restrictions, covenants, easements and rights of way as contained in Agreement by and between Motoramp Garages of Maryland Inc. and Real Estate Mortgage Trust Company of Missouri, dated May 23, 1927, recorded as SCL 4834-464.

7.	Terms and conditions as contained in Bill of Sale to Redwater Limited Partnership, dated August 18, 1982, recorded August 27, 1982 in Liber 4222, folio 176.

8.
Terms, provisions, conditions, restrictions, covenants, easements and rights of way as contained in Deed to Redwood Tower Associates, Limited Partnership, dated July 22, 1985, and recorded August 15, 1985 in Liber 0617, folio 518.

9.
Terms, provisions, conditions, restrictions, covenants, easements and rights of way as contained in Deed to Redwood Tower Associates, Limited Partnership, dated July 22, 1985 and recorded August 15, 1985 in Liber 0617, folio 565.

10.
Terms, provisions, conditions, restrictions, covenants, easements and rights of way as contained in Declaration and Agreement by and between Redwood Tower Associates, Limited Partnership and Redwater Limited Partnership, dated July 22, 1985, and recorded August 15, 1985 in Liber 0617, page 607.

11.
Terms, provisions, conditions, restrictions, covenants, easements and rights of way as contained in Parking Garage Covenant, Easement and Agreement by and between Redwater Limited Partnership and Redwood Tower Associates, Limited Partnership, dated July 22, 1985 and recorded August 15, 1985, in Liber 0617, Folio 661.

12.
Terms, provisions, conditions, restrictions, covenants, easements and rights of way as contained in Reciprocal Use and Occupancy Agreement by and between Redwood Tower Associates, Limited Partnership and Redwater Limited Partnership, dated July 22, 1985 and recorded August 15, 1985 in Liber 0617, Page 648.

13.	Terms and conditions as contained in Plat SEB 3016, dated May 9, 1985.

216 Court Street, Memphis, TN

1.	Real Estate Taxes and Assessments not yet due and payable.

2.	Rights of tenants, as tenants only, under ) that certain Lease Agreement dated as of March 14, 2012 between OC Parking Memphis Court LLC and Central Parking System of Tennessee, Inc..

3.	Any matters disclosed by an ALTA/ACSM survey made by All Terrain Surveying, LLC, of the American National Network on December 21, 2011, last revised 3/7/2012, designated Job Number 20110318-1.

EXHIBIT C

BILL OF SALE

[                                ], a [                                ] , (“Seller”), in consideration of Ten and No/100ths Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to [ ], a [ ] (“Buyer”), all of Seller’s right, title and interest in the following described personal property, to wit:

All (i) tangible personal property including, but not limited to, the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, if any, and (ii) intangible personal property including, but not limited to permits, approvals, privileges, claims, licenses and authorizations, of any kind relating in any way to the improvement, ownership, management, operation, occupancy or use of the real estate now located in or on the real estate commonly known as [], [], County of [], State of [], which real estate is legally described on Exhibit “A” attached hereto and made a part hereof (the “Real Estate”), excepting those items enumerated in Exhibit “B” annexed hereto.

This transfer is made without representation, warranty or guaranty by, or recourse against, Seller of any kind whatsoever.

[Signatures follow on next page]

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed this ___ day of ______ , 2013.

SELLER:

[                                           ],

a [                                           ]

By:           ______________________________________

Name:           PJ Yeatman

Title:           Authorized Person

Exhibit “A”

Real Property

Exhibit “B”

Excluded Personal Property

EXHIBIT D

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption Agreement”) is made and entered into as of the [ ] day of  [ ], 20[ ], by and between [ ], a [ ] (“Assignor”), and [ ], a [ ]  (“Assignee”).

RECITALS:

This Assignment and Assumption Agreement is made with reference to the following facts:

A.           Concurrently herewith, Assignor is conveying to Assignee by a good and sufficient Deed all of Assignor’s right, title, interest and estate in and to certain real property known as [ ] (the “Property”).  Pursuant to that certain Purchase and Sale Agreement dated on or about [ ], as amended from time to time, by and between Assignor and Assignee (the “Purchase and Sale Agreement”), Assignor is also transferring to Assignee its interest in that certain administrative services agreement (“Management Agreement”) and in those certain lease and sublease agreements pertaining to the Property (the “Leases”) as set forth on Exhibit 1 attached hereto and incorporated herein by this reference.

B.           Assignor desires to assign to Assignee and Assignee desires to accept and assume all of Assignor’s right, title and interest in and to the Leases and the Management Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Assignor hereby sells, transfers, assigns and delegates unto Assignee, its successors and assigns, all of Assignor’s right, title, interest, duties and obligations in, to and under the Leases and the Management Agreement together with any security deposits and other deposits and escrows in the amounts set forth in the Leases or the Management Agreement but excluding any and all claims against tenants under the Leases for past due rents or otherwise.

2.           Assignee hereby accepts the assignment of the Leases and the Management Agreement and agrees to assume and perform all covenants and obligations required of Assignor thereunder occurring or accruing from and after the date hereof.

3.           Assignor hereby agrees to deliver to Assignee all rents and other amounts due under the Leases paid to Assignor under any of the Leases and the Management Agreement for the time period after the Closing Date.  Assignee hereby agrees to deliver to Assignor all rents and other amounts due under the Leases paid to Assignee under any of the Leases for the time period prior to the Possession Date.  Any rents received after the date hereof shall belong to the party entitled to it and the party receiving such revenue shall transfer such funds within fifteen (15) business days of receipt thereof to the party entitled to receive it.

4.           Assignee hereby acknowledges and confirms receipt of those certain security deposits and escrows, if any, listed on Exhibit 1 attached hereto.

5.           The parties hereto agree to execute such further documents and agreements as may be necessary or appropriate to effectuate the purposes of this Assignment and Assumption Agreement.

6.           This Assignment and Assumption Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

7.           This Assignment and Assumption Agreement may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement.  It shall not be necessary that the signatures of all parties be contained on any one counterpart.  It shall be necessary to account for only one such counterpart in proving the existence or terms of this Assignment and Assumption Agreement.

8.           As used in this Assignment and Assumption Agreement, the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall be applicable to all genders, unless the context would clearly not admit such construction.

9.           This Assignment and Assumption Agreement constitutes a contract made under and shall be construed and interpreted in accordance with the laws of the State in which the Property is located.

10.           Capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase and Sale Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.

ASSIGNOR:                                                                           ASSIGNEE:

[                                                      ],                      [                                                      ],

a [                                                      ]                      a [                                                      ]

By:                                                                By:

Name:                      PJ Yeatman                                                                Name:

Title:           Authorized Person                                                                Title:

EXHIBIT 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT

1.	Lease Agreement dated as of March 14, 2012 between OC Parking Fort Lauderdale LLC, landlord, and Central Parking System of Florida, Inc., tenant.

2.	Lease Agreement dated as of March 14, 2012 between OC Parking Baltimore LLC, landlord, and Central Parking System of Maryland, Inc., tenant.

3.	Lease Agreement dated as of March 14, 2012 between OC Parking Memphis Poplar LLC, landlord, and Central Parking System of Tennessee, Inc., tenant.

4.	Lease Agreement dated as of March 14, 2012 between OC Parking Kansas City LLC, landlord, and Central Parking System of Missouri, Inc., tenant.

5.	Lease Agreement dated as of March 14, 2012 between OC Parking Memphis Court LLC, landlord, and Central Parking System of Tennessee, Inc., tenant.

6.	Lease Agreement dated as of March 14, 2012 between OC Parking St. Louis LLC, landlord, and Central Parking System of Missouri, Inc., tenant.

7.	Administration Services Agreement between OC Parking Fort Lauderdale LLC and Central Parking System of Florida, Inc. dated March 14, 2012.

8.
Retail Facility Lease, dated October 10, 2007 by and between OC Parking Fort Lauderdale LLC, as successor-in-interest to USA Parking System, Inc., as landlord, and Andrew M. Coffey, PA, as successor-in-interest to Shelowitz, Shelowitz, Terreel & Coffey, P.A., as tenant.

EXHIBIT E

BOOKS AND RECORDS REQUEST

A.           208 SE 6th Street, Ft. Lauderdale, FL

1.  Phase I Environmental Site Assessment, dated September 15, 2011

2.  PZR Zoning Report dated February 17, 2012

3.  Survey dated August 29, 2011, last revised February 21, 2012

4.  Owner’s Title Policy (Policy No. 5011412-514158-10)

5.  Administration Services Agreement dated March 14, 2012

6.  Guaranty of Lease dated March 14, 2012

7.  Lease Agreement dated March 14, 2012

8.  Central Parking Portfolio Analysis

9.  Notices to Property Owner dated June 12, 2013

10.  Assignment and Assumption Agreement dated October 2, 2012

11.  Retail Facility Lease dated October 10, 2007, as amended

12.  Profit & Loss Statement FY08-10

13.  Management Reports dated September 30, 2011, September 30, 2012, December 31, 2012, March 31,2013 & May 31, 2013

14.  Property Condition Report dated December 22, 2011

B.           1300 Spruce Street, St. Louis, MO

1.  Phase I Environmental Site Assessment, dated August 31, 2011

2.  PZR Zoning Report dated February 17, 2012

3.  Survey dated August 19, 2011, last revised February 24, 2012

4.  Special Warranty Deed dated March 14, 2012

5.  Owner’s Title Policy (Policy No. 514158-09)

6.  Guaranty of Lease dated March 14, 2012

7.  Lease Agreement dated March 14, 2012

8.  City of St. Louis Office of Assessor Change of Assessment Notice dated May 2013

9.  Central Parking Portfolio Analysis

10.  Assignment and Assumption Agreement dated October 2, 2012

11.  Profit & Loss Statement FY08-10

12.  Management Reports dated September 30, 2011, September 30, 2012, December 31, 2012, March 31,2013 & May 31, 2013

13.  Property Condition Report dated December 22, 2011

C.           212 Poplar Avenue, Memphis, TN

1.  Phase I Environmental Site Assessment

2.  PZR Zoning Report dated February 17, 2012

3.  Survey dated August 22, 2011

4.  Special Warranty Deed dated March 14, 2012

5.  Owner’s Title Policy (Policy No. 514158-08)

6.  Guaranty of Lease dated March 14, 2012

7.  Lease Agreement dated March 14, 2012

8.  Central Parking Portfolio Analysis

9.  Assignment and Assumption Agreement dated October 2, 2012

10.  Profit & Loss Statement FY08-10

11.  Management Reports dated September 30, 2011, September 30, 2012, December 31, 2012, March 31,2013 & May 31, 2013

12.  Property Condition Report dated December 22, 2011

D.           216 Court Avenue, Memphis, TN

1.  Phase I Environmental Site Assessment.

2.  PZR Zoning Report dated February 17, 2012

3.  Survey dated December 21, 2011, last revised February 21, 2012

4.  Special Warranty Deed dated March 14, 2012

5.  Owner’s Title Policy (Policy No. 514158-17)

6.  Guaranty of Lease dated March 14, 2012

7.  Lease Agreement dated March 14, 2012

8.  Central Parking Portfolio Analysis

9.  Assignment and Assumption Agreement dated October 2, 2012

10.  Sublease Agreement dated January 18, 1999

11.  Profit & Loss Statement FY08-10

12.  Management Reports dated September 30, 2011, September 30, 2012, December 31, 2012, March 31,2013 & May 31, 2013

13.  Property Condition Report dated December 22, 2011

E.           1130 Holmes Street, Kansas City, MO

1.  Phase I Environmental Site Assessment, dated August 31, 2011

2.  PZR Zoning Report dated February 17, 2012

3.  Survey dated January 4, 2012, last updated March 7, 2012

4.  Special Warranty Deed dated March 14, 2012

5.  Owner’s Title Policy (Policy No. 514158-05)

6.  Guaranty of Lease dated March 14, 2012

7.  Lease Agreement dated March 14, 2012

8.  Kansas City Streetcar Transportation Development District Real Property Special Assessment letterdated May 1, 2012

9.  Jackson County, MO Assessment Department 2013 Reassessment Notice

10.  Assignment and Assumption Agreement dated October 2, 2012

11.  Central Parking Portfolio Analysis

12.  Profit & Loss Statement FY08-10

13.  Management Reports dated September 30, 2011, September 30, 2012, December 31, 2012, March 31,2013 & May 31, 2013

14.  Property Condition Report dated December 22, 2011

F.           208 Water Street, Baltimore, MD

1.  Phase I Environmental Site Assessment, dated September 16, 2011

2.  Limited Phase II dated December 2011

3.  PZR Zoning Report dated February 17, 2012

4.  Survey dated January 3, 2012, last updated February 22, 2012

5.  Owner’s Title Policy (Policy No. 514158-11)

6.  Guaranty of Lease dated March 14, 2012

7.  Lease Agreement dated March 14, 2012

8.  Reciprocal Use and Occupancy Agreement dated July 22, 1985

9.  Central Parking Portfolio Analysis

10.  Assignment and Assumption Agreement dated October 2, 2012

11.  Profit & Loss Statement FY08-10

12.  Management Reports dated September 30, 2011, September 30, 2012, December 31, 2012, March 31,2013 & May 31, 2013

13.  Property Condition Report dated December 22, 2011

EXHIBIT F

OWNER’S AFFIDAVIT

To:           First American Title Insurance Company (the “Company”)

Date:

Reference is made to the property located at [                                                                                                                     ] (the “Property”) which is more particularly described in Exhibit A attached hereto (together with the improvements thereon, the “Premises”).

The undersigned [                                                                           ], a Delaware limited liability company (“Seller”), certifies to the Company that, as of the date hereof:

1.           Within the 180-day period immediately preceding the date of this affidavit, Seller has not (i) done or ordered to be done any building construction, alterations, or additions to the Premises for which a mechanic’s lien may arise against the Premises under applicable statutes of the State of [] which have not been paid for in full or which are not being provided for in this transaction, or (ii) ordered materials for the Premises for which a mechanic’s lien may arise against the Premises under applicable statutes of the State of []  which have not been paid for in full or which are not being provided for in this transaction.

2.           There are no present tenants, lessees, or other parties in actual possession of the Premises, except as set forth on Exhibit B attached hereto and made a part hereof.

3.           To Seller’s actual knowledge, there are no unpaid real estate taxes or assessments except as shown on the current tax roll and Seller has not received any supplemental tax bill which is unpaid.

4.           To Seller’s actual knowledge, Seller has not received written notice of violation of any restrictions affecting the Premises.

5.           No actions in bankruptcy have been filed by or, to Seller’s actual knowledge, against Seller in any federal court or any other court of competent jurisdiction.

6.           Seller has granted no rights of first refusal or options to purchase all or any part of the Premises.

[Signature page follows]

[                                ],

a [                                ]

By: ________________________________

Name: Pennock J. Yeatman

Title: Authorized Person

STATE OF                                                      }

}.SS:

COUNTY OF                                }

Personally appeared before me, the undersigned, a Notary Public in and for said County and State,  Pennock J. Yeatman, authorized person of [ ], a Delaware limited liability company, with whom I am personally acquainted, and who, upon oath,  acknowledged that they executed the within instrument in such capacity on behalf of said limited liability company for the purposes therein contained.

WITNESS my hand and official seal this ______ day of                                                                                                                                 201__.

______________________________

NOTARY PUBLIC

My Commission Expires: ___________________

Exhibit A

Legal Description of the Premises

[to be attached]

Exhibit B

Tenants in Possession

[to be attached]

EXHIBIT G

FORMS OF DEED

[to be attached]

FLORIDA FORM:

SPECIAL WARRANTY DEED

___________________, a ___________ ___________

(“Grantor”)

AND

__________________________, a __________ ____________ company

(“Grantee”)

Property Address:                                                      _______________

__________, ________ County, Florida

Tax Parcel No.:                                                      __________________

Return recorded document to:                                                                __________________

__________________

__________________

Attention: __________________

Telephone: __________________

Facsimile: __________________

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made ___________ ____, 20__, by and between __________________, a __________ __________ (the “Grantor”), whose address is __________________________ and _____________________, a ___________ _________ (“Grantee”) whose address is ____________________________________;

WITNESSETH, That in consideration of Ten and no/100ths Dollars ($10.00), in hand paid, the receipt of which is hereby acknowledged, the Grantor does hereby give, grant, bargain, sell and confirm unto the Grantee, al that certain tract of land (the “Land”) situate on the City of ________, County of _________, State of Florida, bounded and described as follows:

[Insert Legal Description]

SUBJECT TO zoning, restrictions, prohibitions and other requirements imposed by governmental authority; restrictions and matters appearing on the Plat or otherwise common to the Subdivision; public utility easements of record; taxes for the year of closing and subsequent years.

BEING the same premises which_______________, by [Warranty Deed] dated _____________ and recorded __________ in Official Record Book ______ Page ___ Public Records of ___________ County, Florida, conveyed to Grantor, in fee.

BEING ___________, ___________, ___________ County, Florida.

BEING Tax Parcel No. ___________________.

TOGETHER with all buildings and improvements located on the Land and fixtures attached thereto, and all rights and appurtenances pertaining to the Land, including all of Grantor’s interest in streets, alleys, easements and rights of way adjacent to or used in connection with, belonging or pertaining to the Land (collectively the “Property”).

This conveyance is made and accepted subject to all matters of public record; provided, however, that nothing contained in this deed shall be deemed or construed as an acknowledgment of the validity of the aforementioned matters of public record or as an extension or renewal thereof if they, or any of them, have expired or become unenforceable by their own terms or by limitation, violation or for any other reason.

The Grantor covenants with the Grantee that Grantor is lawfully seized in fee simple of the Property; that the Property is free from all encumbrances except as set forth herein, that Grantor has good right, full power and lawful authority to sell and convey the same to the Grantee and that the Grantor shall, and its assigns and successors shall, warrant and defend the same to the Grantee and its successors and assigns forever against the claims and demands of all persons claiming by, through, or under the Grantor, but not otherwise.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Grantor, intending to be legally bound, has set Grantor’s hand and/or caused this deed to be executed as of the day and year first above written.

GRANTOR:

Witnesses:                                                                           ,

a

_______________________

Name:                                                                                     By:

________________________                                                                                                Name:

Name:                                                                                     Title:

STATE OF _____________                                                      }

}:SS

COUNTY OF ___________                                                      }

On this, the day of 20__, before me a Notary Public in and for the State and County noted above, the undersigned officer, personally appeared ________________, who acknowledged that he/she is the ____________ of ________________, a __________ __________, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[SEAL]

Notary Public

My Commission Expires:

, 20__

This instrument was prepared by:

Klehr Harrison Harvey Branzburg LLP

1835 Market Street – 14th Floor

Philadelphia, PA 19103

Send subsequent tax bills to:

____________________

____________________

____________________

Attention: ____________________

On behalf of Grantee

Exhibit A

Legal Description

MARYLAND FORM:

THIS INSTRUMENT PREPARED BY:

RETURN AFTER RECORDING TO:

DEED

THIS DEED dated ______________________, 20__, from __________, a ____________________, Grantor, to ___________________________, a _________________________________, Grantee.

The Grantor, for an actual consideration of _______________________Dollars ($_______), grants, conveys and assigns to the Grantee, its successors and assigns, in fee simple, the real property located in __________, Maryland and described on Exhibit A attached hereto

Being the same property described in a Deed dated ____________________ and recorded among the Land Records of ____________ as aforesaid on ________________ in Liber _____________, page ____, from ______________________to the Grantor.

Together with all improvements thereupon, and the rights, alleys, ways, waters, easements, privileges, appurtenances and advantages belonging or appertaining thereto.

To have and to hold the property hereby conveyed unto the Grantee, its successors and assigns, in fee simple, forever.

The Grantor covenants to warrant specially the property, and to execute such further assurances of the property as may be requisite.

[Remainder of Page Left Intentionally Blank]

IN TESTIMONY WHEREOF, the Grantor has caused this Deed to be duly executed on its behalf by the duly authorized Member.

WITNESS:                                                                           _________________, Grantor

By: __________________ (SEAL)

STATE OF _____________                                                      }

}:SS

COUNTY OF ___________                                                      }

On this, the day of 20__, before me a Notary Public in and for the State and County noted above, the undersigned officer, personally appeared ________________, who acknowledged that he/she is the ____________ of ________________, a __________ __________, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[SEAL]

Notary Public

My Commission Expires:

, 20__

Exhibit A

Legal Description

MISSOURI FORM:

SPECIAL WARRANTY DEED

___________________, a ___________ _____________

(“Grantor”)

AND

___________________, a ___________ _____________

(“Grantee”)

Property:                                                      _________________

________________, Missouri

For Legal Description see Exhibit A attached hereto

Grantee address:                                                                __________________

__________________

__________________

Attention:_________________

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made effective                                                                                                                     , between ____________, a __________ ____________ (the “Grantor”), whose address is ______________________ and ________________, a _________________________ (the “Grantee”) whose address is ________________________________________;

WITNESSETH, That in consideration of One Dollar ($1.00) and other good and valuable consideration, in hand paid, the receipt of which is hereby acknowledged, the Grantor does hereby give, grant, bargain, sell and confirm unto the Grantee, all that certain tract of land (the “Land”) situate in the County of __________, State of Missouri, bounded and described on Exhibit A attached hereto.

Together with all buildings and improvements located on the Land and fixtures attached thereto, and all rights and appurtenances pertaining to the Land, including all of Grantor’s interest in streets, alleys, easements and rights of way adjacent to or used in connection with, belonging or pertaining to the Land (collectively the “Property”).

This conveyance is made and accepted subject to all matters of public record including those set forth on Exhibit B attached hereto (the “Permitted Encumbrances”); provided, however, that nothing contained in this deed shall be deemed or construed as an acknowledgment of the validity of any of the Permitted Encumbrances or as an extension or renewal thereof if they, or any of them, have expired or become unenforceable by their own terms or by limitation, violation or for any other reason.

The Grantor covenants with the Grantee that Grantor is lawfully seized in fee simple of the Property; that the Property is free from all encumbrances except for the Permitted Encumbrances, that Grantor has good right, full power and lawful authority to sell and convey the same to the Grantee and that the Grantor shall, and its assigns and successors shall, warrant and defend the same to the Grantee and its successors and assigns forever against the claims and demands of all persons claiming by, through, or under the Grantor, but not otherwise.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Grantor, intending to be legally bound, has set Grantor’s hand and/or caused this deed to be executed as of the day and year first above written.

GRANTOR:

_____________________,

a

By:

Name:

Title:

STATE OF _____________                                                      }

}:SS

COUNTY OF ___________                                                      }

On this, the day of 20__, before me a Notary Public in and for the State and County noted above, the undersigned officer, personally appeared ________________, who acknowledged that he/she is the ____________ of ________________, a __________ __________, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[SEAL]

Notary Public

My Commission Expires:

, 20__

Exhibit A

Legal Description

Exhibit B

Permitted Encumbrances

TENNESSEE FORM:

THIS INSTRUMENT PREPARED BY:                                                                                     *                      OWNER/RESPONSIBLE TAXPAYER:

*

*

*

*

* Source of Grantor's Title:

* Deed recorded in Deed Book ____,

* page ____, in the

* _______ County Register's Office

* CLT No.

o o O o o

I, or we, hereby swear or affirm that the actual consideration for this transfer or value of the property transferred, whichever is greater, is $__________, which amount is equal to or greater than the amount which the property transferred would command at a fair and voluntary sale.

______________________________

Affiant

Subscribed and sworn to before me this ___ day of _____________, 20__.

______________________________

Notary Public

My commission expires:_____________

o o O o o

SPECIAL WARRANTY DEED

THIS INDENTURE, made as of the _____ day of ____________, 200__, between _________________, a ___________, ("Grantor") and ________________, a ________________ ("Grantee").

W I T N E S S E T H:

That Grantor, for and in consideration of the sum of Ten and no/100 Dollars ($10.00) and for other good and valuable consideration in hand paid by Grantee, the receipt of which is hereby acknowledged, has granted, bargained, sold and conveyed, and does hereby grant, bargain, sell and convey unto Grantee the following described premises, with the hereditaments and appurtenances thereto appertaining, to-wit:

SITUATE in District No. _____ of _____ County, Tennessee, without the corporate limits of the City of ___________, Tennessee, and being more particularly bounded and described as shown on Exhibit A attached hereto (the "Property").

TO HAVE AND TO HOLD the Property to the said Grantee, its successors and assigns forever.

And Grantor, for itself, its successors and assigns, does hereby covenant with Grantee, its representatives, successors and assigns, that Grantor will forever warrant and defend the title to the Property against the lawful claims of all persons claiming, by, through or under the Grantor, but not otherwise; and that such Property is accepted subject to all encumbrances and matters of public record including those matters described on Exhibit B attached hereto.

THE PREPARER OF THIS DEED MAKES NO REPRESENTATION AS TO THE STATUS OF TITLE TO THE PROPERTY DESCRIBED ON EXHIBIT A HERETO. THIS DEED HAS BEEN PREPARED SOLELY FROM INFORMATION FURNISHED TO THE PREPARER WHO MAKES NO REPRESENTATION WHATSOEVER OTHER THAN IT HAS BEEN ACCURATELY TRANSCRIBED FROM THE INFORMATION PROVIDED. The terms "Grantor" and "Grantee" and any pronouns shall be read in the singular and plural number and in such gender as the context may require.

IN WITNESS WHEREOF, the Grantor has executed this instrument the date first above written.

GRANTOR:

_____________________,

a

By:

Name:

Title:

STATE OF _____________                                                      }

}:SS

COUNTY OF ___________                                                      }

On this, the day of 20__, before me a Notary Public in and for the State and County noted above, the undersigned officer, personally appeared ________________, who acknowledged that he/she is the ____________ of ________________, a __________ __________, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[SEAL]

Notary Public

My Commission Expires:

, 20__

Exhibit A

Legal Description

Exhibit B

Permitted Encumbrances

EXHIBIT H

FORM OF FIRPTA

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by [], a [] (“Owner”), the undersigned hereby certify the following:

1.           Owner is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). Owner is a citizen of the United States.

2.           Owner's U.S. employer identification number is:  [                                                                                                                                ].

3.           Owner's address is c/o CoveredBridge Ventures, 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, Attn: PJ Yeatman.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has the authority to sign this document.

Dated: _________________	[	],

a [	]

By:

Name:           Pennock J. Yeatman

Title:           Authorized Person

EXHIBIT I

LIST OF PENDING OR THREATENED ACTIONS, VIOLATIONS, SUITS OR PROCEEDINGS

1. 1130 Holmes Street, Kansas, City, MO: Property lies within the approved East Village TIF District.